UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Ribbon Communications Inc.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

2022
Notice of Annual Meeting of Stockholders and Proxy Statement

We are Ribbon. $845M 2021 total revenue 1,000+ customers 140+ countries we serve 1,000+ patents $195M R&D spend (23% of total revenue) 3,600+ global employees 2017 established
Ribbon Communications (Nasdaq: RBBN) is a global provider of real-time communications software and IP Optical networking solutions to service providers, enterprises and critical infrastructure sectors.
We engage deeply with our customers, helping them modernize their networks for improved competitive positioning and business outcomes in today’s smart, always-on and data-hungry world.
Our innovative, end-to-end solutions portfolio delivers unparalleled scale, performance and agility, including core to edge software-centric solutions, cloud-native platforms, leading-edge security and analytics tools, along with IP and optical networking solutions for broadband and mobile networks.
To learn more about Ribbon visit rbbn.com.

Our Culture
At Ribbon, our culture defines us. Our relentless focus on the customer, coupled with our entrepreneurial spirit, has solidified our position as one of the market-leading solutions leaders in the global telecommunications industry. Our culture’s foundation is based on our core values of innovation, imagination, execution and ethical responsibility. These shared values provide the platform for our employees, allowing them to share a global connection while simultaneously celebrating our diversity.

Dear Stockholder:
Reflecting back on 2021, I am encouraged by the progress Ribbon has made on our strategy to establish ourselves as a significant supplier of IP Networking and Optical transport solutions to major telecom carriers throughout the globe. With major new wins with Service Providers such as Rogers, Optus, Singtel, MTN Group, Taiwan Mobile, Viaero Wireless, and others, we have broadened our foundation and established industry credibility.
The industry backdrop has never been stronger. Investment in fiber networks is increasing dramatically to support expansion of consumer internet services and to provide the backbone needed to enable next generation wireless 5G services. Consumer and Enterprise adoption of video collaboration platforms is revolutionizing how people communicate, and putting unprecedented demand on the network. These are the market trends we are investing around and positioning the company for long term growth.
Despite many accomplishments throughout the year, we were disappointed with our financial results in 2021. Escalating supply chain issues impacted revenue and profitability in the second half of the year, and we expect some of these effects to continue through most of 2022. It has also taken longer to convert our new IP Optical customer wins into sustainable revenue, while the investment that is needed to obtain and execute on the wins and develop our roadmap is an immediate investment.
Looking forward into 2022, we have a strong funnel of opportunities, and a growing list of new strategic wins that have significant long-term growth potential. In the critical North America region, we grew IP Optical sales by 164% last year — and we are targeting greater than 50% growth again in 2022. Other regions such as Japan, India and Australia are also expected to contribute to our projected 10%+ growth outlook for the year in this business.
To capitalize on these opportunities, we have been increasing our R&D intensity in the IP Optical Networks portfolio. We see significant opportunity for differentiation particularly around the software aspects of our products, and have refined our roadmap through extensive discussions with both existing and potential new customers. Our strategy is to lower total cost of ownership and reduce operational complexity by enabling a more open ecosystem and network architecture, with an end-to-end suite of products. We believe this is key to our differentiation and how we win.
In our Cloud & Edge segment, the secure VoIP business continues to be a great foundation for the company. We expect continued investment by our Service Provider customers as they modernize their voice networks and address their aging infrastructure, also helping them meet increasing environmental and security regulatory requirements.
The backdrop of accelerating usage of platforms such as Microsoft Teams and Zoom provide an excellent growth opportunity for our Cloud & Edge business. As Service Providers, Enterprises, and Federal Agencies increasingly adopt cloud computing paradigms, our investment to adapt our VoIP portfolio to leverage cloud-native technologies provides an additional growth opportunity for the business.
We believe our strategy to leverage the traditional Ribbon VoIP business to position our full portfolio of IP Networking and Optical Transport products will continue to gain momentum and allow us to win important new customers each quarter.
We cordially invite you to participate in our annual meeting of stockholders at 10:00 a.m. (Eastern Time) on Wednesday, May 25, 2022. Due to the continuing public health concerns related to the COVID-19 pandemic, and to allow more stockholders the opportunity to attend, this year’s annual meeting will be held in a virtual meeting format only. You will be able to attend the 2022 annual meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/RBBN2022.
Whether you plan to attend the annual meeting virtually or not, it is important that your shares be represented and voted. Therefore, I urge you to promptly vote your proxy. Every stockholder’s vote is important.
Thank you for your continued confidence in Ribbon, and we look forward to speaking with you at the annual meeting!
Sincerely,
Bruce McClelland
President and CEO
April 8, 2022

NOTICE OF 2022 ANNUAL MEETING
OF STOCKHOLDERS
2022 Annual Meeting
Date and Time
May 25, 2022 10:00 a.m. Eastern Time
Virtual Meeting URL
www.virtualshareholdermeeting.com/RBBN2022
Record Date
You can vote electronically at, and are entitled to notice of, the 2022 Annual Meeting if you were a stockholder of record on April 1, 2022
Agenda
1	Election of eight directors as named in the Proxy Statement
2	Ratification of the appointment of Deloitte & Touche LLP as Ribbon Communications’ independent registered public accounting firm for 2022
3	Approval, on a non-binding advisory basis, of the compensation of our named executive officers
4	Approval of an amendment to the Ribbon Communications Inc. Amended and Restated 2019 Incentive Award Plan to add additional shares
5	Transaction of other business, if any, as may properly come before the meeting or any adjournment, continuation or postponement thereof

Voting
Internet
www.proxyvote.com, 24/7
Telephone
Toll-free 1 (800) 690-6903
Mail
Mark, sign and date your proxy card or voting instruction form and return it in the postage-paid envelope
During the Annual Meeting
Enter the 16-digit control number you received with your proxy or voting instructions and attend the webcast of the meeting via the internet: www.virtualshareholdermeeting.com/ RBBN2022
A complete list of our stockholders as of the Record Date will be available for examination by any stockholder during the ten days prior to the 2022 Annual Meeting for a purpose germane to the 2022 Annual Meeting by sending an email to ir@rbbn.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of stockholders will also be available during the virtual meeting after you enter the virtual meeting using the 16-digit control number you received with the Notice of Internet Availiability of Proxy Materials, proxy card or voting instructions for the 2022 Annual Meeting. For additional information, see “How can I attend the virtual meeting?” in the section entitled “Information about the Annual Meeting” in the Proxy Statement.

Whether or not you expect to attend the 2022 Annual Meeting electronically, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the 2022 Annual Meeting. If you send in your proxy card, you may still decide to attend the 2022 Annual Meeting and vote your shares electronically. Your proxy is revocable in accordance with the procedures set forth in the accompanying proxy statement.
April 8, 2022	By Order of the Board of Directors, Patrick W. Macken Executive Vice President, Chief Legal Officer and Corporate Secretary
This Proxy Statement, form of proxy and the 2021 Annual Report are first being made available to stockholders on or about April 8, 2022.

1	SUMMARY INFORMATION
7	CORPORATE GOVERNANCE AND BOARD MATTERS
7	PROPOSAL 1 — Election of Directors
9	Director Nominees
16	Corporate Governance
16	Oversight of Risk Management
17	Board Composition and Stockholders Agreement
18	Director Experience and Tenure
19	Director Independence
20	Meeting Attendance
20	Board Committees
25	Director Nomination Process
25	Stockholder Nominations and Recommendations of Director Candidates
26	Board Leadership Structure
26	Executive Sessions of the Board
26	Additional Governance Matters
27	Transactions with Related Persons
29	Director Compensation
32	AUDIT MATTERS
32	PROPOSAL 2 — Ratificiation of the Appointment of Independent Registered Public Accounting Firm
32	Deloitte Fees
33	Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services
34	Audit Committee Report
35	EXECUTIVE OFFICERS
38	EXECUTIVE COMPENSATION
38	PROPOSAL 3 — Approval, on a Non-Binding Basis, of the Compensation of our Named Executive Officers
39	PROPOSAL 4 — Approval of an Amendment to the Ribbon Communications Inc. Amended and Restated 2019 Incentive Award Plan
Executive Compensation Information
56	Compensation Discussion and Analysis
72	Compensation Committee Report
73	Executive Compensation Tables
73	2021 Summary Compensation Table
74	Grants of Plan-Based Awards in 2022
76	Outstanding Equity Awards at Fiscal Year-End
77	2022 Stock Vested
79	Severance and Change of Control Benefits
81	Potential Payments Upon Termination or Upon Change in Control
82	CEO Pay Ratio
83	STOCK INFORMATION
83	Beneficial Ownership of Our Common Stock
85	ADDITIONAL INFORMATION
85	Information about the Annual Meeting
91	Stockholder Proposals for Inclusion in 2023 Proxy Statement
91	Stockholder Nominations and Proposals for Presentation at 2023 Annual Meeting
91	Stockholders Sharing the Same Address
92	Form 10-K
92	Other Matters
A-1	APPENDIX
A-1	APPENDIX A — Amendment to the Ribbon Communications Inc. Amended and Restated 2019 Incentive Award Plan

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 25, 2022
This Proxy Statement and the 2021 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.
Ribbon Communications Inc. 2022 Proxy Statement | i

Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties. All statements other than statements of historical facts contained in this proxy statement, including without limitation statements regarding projected financial results, customer engagement and momentum, and plans for future product development and manufacturing, are forward-looking statements. Without limiting the foregoing, the words “believes,” “estimates,” “expects,” “expectations,” “intends,” “may,” “plans,” “projects” and other similar language, are intended to identify forward-looking statements.
Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties and other important factors, including, among others, risks related to supply chain disruptions resulting from component availability; the effects of geopolitical instabilities and disputes, including between Russia and Ukraine; risks related to the continuing COVID-19 pandemic, including delays in customer deployments as a result of rises in cases; risks that we will not realize estimated cost savings and/or anticipated benefits from our acquisition of ECI Telecom Group Ltd. (“ECI”); risks that we will not realize the estimated cost savings and/or anticipated benefits from our strategic restructuring and other cost-containment activities; failure to realize anticipated benefits from the sale of our Kandy Communications business (“Kandy”) or declines in the value of our ongoing investment in American Virtual Cloud Technologies, Inc. (“AVCT”), the purchaser of Kandy; unpredictable fluctuations in quarterly revenue and operating results; risks related to cybersecurity and data intrusion; failure to compete successfully against telecommunications equipment and networking companies; failure to grow our customer base or generate recurring business from our existing customers; credit risks; the timing of customer purchasing decisions and our recognition of revenues; macroeconomic conditions; litigation; market acceptance of our products and services; rapid technological and market change; our ability to protect our intellectual property rights and obtain necessary licenses; our ability to maintain partner, reseller, distribution and vendor support and supply relationships; the potential for defects in our products; risks related to the terms of our credit agreement including compliance with the financial covenants; higher risks in international operations and markets; increases in tariffs, trade restrictions or taxes on our products; currency fluctuations; and failure or circumvention of our controls and procedures.
These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect our business and results from operations. Additional information regarding these and other factors can be found in our reports filed with the Securities and Exchange Commission, including, without limitation, our Form 10-K for the year ended December 31, 2021. In providing forward-looking statements, we expressly disclaim any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

ii | Ribbon Communications Inc. 2022 Proxy Statement

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
SUMMARY INFORMATION
To assist you in reviewing the proposals to be acted upon at our 2022 annual meeting of stockholders (the “2022 Annual Meeting”), we would like to call your attention to the following summary information about Ribbon, our 2021 business and financial highlights and corporate governance highlights. It does not include all information necessary to make a voting decision, and you should read this proxy statement (“Proxy Statement”) in its entirety before casting your vote.
Unless the content otherwise requires, references in this Proxy Statement to “Ribbon,” “Ribbon Communications,” “Company,” “we,” “us” and “our” refer to Ribbon Communications Inc. and its subsidiaries on a consolidated basis.
Ribbon Overview

Our Vision
Customers trust us to solve their most challenging communications issues, enabling people and devices to connect seamlessly anytime, anywhere.
Our customer-centric culture shapes all our activity and inspires our team members to make a positive impact with our clients, investors and communities.

Our Mission To create a recognized global technology leader providing cloud-centric solutions that enable the secure exchange of information with unparalleled scale, performance and elasticity.
We are a global provider of converged communications software and network solutions to service providers, enterprises, and critical infrastructure sectors. Our mission is to create a recognized global technology leader providing cloud-centric solutions that enable the secure exchange of information, with unparalleled scale, performance, and elasticity.
2021 In Review and Path Ahead Highlights

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Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
Key Technology Trends Underpinning our Strategy
Environmental, Social & Governance (ESG) Practice Highlights
As we have evolved and matured through both organic growth and acquisitions, we have adopted a more strategic approach to Environmental, Social and Governance (ESG) practices. In 2021, we undertook a comprehensive process to analyze the needs and expectations of our key stakeholders, and to identify the areas that contribute the most to our sustainability footprint. Ribbon aims to address the needs and expectations of stakeholders in a responsible, accountable and transparent manner. We believe that engaging with stakeholders is good for our business and our ability to deliver favorable results for them and for the broader needs of society and the environment in general.

2 | Ribbon Communications Inc. 2022 Proxy Statement

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
Sustainability Targets
In 2021 we adopted three targets in areas we believe are the most critical for our future success and for the success of people and the planet.
Our “Three by Thirty” Sustainability Targets

Climate Change	Diversity & Inclusion	Supply Chain
Reduce direct Carbon emissions by 30% by 2030 (Scope 1 and 2 CO2e, from a base year of 2018)	Increase women in management to 30% of all management roles by 2025	Audit more than 30% of our Tier 1 suppliers with zero major non-conformances against Ribbon’s Supplier Audit Protocol
Longer-Term Sustainability Aspirations

Climate Change	Diversity & Inclusion	Supply Chain
Net zero carbon emissions	40% women in management	100% Tier 1 suppliers compliant with Ribbon’s Supplier Audit Protocol and improving sustainability performance
Executive Compensation
The philosophy behind our executive compensation program is to promote alignment of the interests of our executive officers with the interests of our stockholders. The key factors considered in the creation of our compensation programs include:
We believe that our executive compensation program supports our business strategies and talent management objectives and is consistent with sound governance practices that are intended to best serve our stockholders’ long-term interests. The components of the NEOs’ 2021 compensation (excluding the CEO) are:
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Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
In making its compensation decisions for 2021, the Compensation Committee considered, among other things:
■
our financial and operational results for the year,

■
the result of the say-on-pay vote at our 2021 annual meeting of stockholders, and

■
the achievement of the compensation objectives set by the Compensation Committee.

Corporate Governance
Ribbon is committed to operating ethically, efficiently and inclusively. It has always been paramount to our way of doing business to act with the utmost integrity, honesty and transparency. Our commitment to ethical business practices guides us in our compliance with national and international laws and regulations and we believe strong corporate governance is critical to our long-term success. Highlights of our corporate governance include:
Best Practices

Six of nine current directors are independent

Majority voting for director elections

No staggered Board

Separate Chairman and CEO roles

Lead independent director

Independent directors meet regularly without management present

Board review (through its standing committees) of ESG strategies, activities, policies and communications

Code of Conduct applicable to Board

Annual Board and committee self-assessments

Share ownership guidelines for directors and Section 16 officers

Standing Audit, Compensation and Nominating and Corporate Governance Committees comprised solely of independent directors

Robust oversight of risk management

4 | Ribbon Communications Inc. 2022 Proxy Statement

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
Current Board of Directors and Committees
Name and Principal Occupation	Age	Director Since	Independent	Other Public Company Boards	Committee Membership
					Audit	Compensation	Nominating & Corporate Governance	Technology & Innovation
Mariano S. de Beer Former Chief Commercial and Digital Officer, Telefónica S.A.	51	June 2020		0
R. Stewart Ewing, Jr. Chief Financial Officer, InterMountain Management	70	March 2020		0
Bruns H. Grayson Managing Partner, ABS Ventures	74	October 2017		1
Beatriz V. Infante Chief Executive Officer, Business Excelleration LLC	68	October 2017		2
Bruce W. McClelland President and Chief Executive Officer, Ribbon Communications Inc.	55	March 2020		0
Krish A. Prabhu(1) Former Chief Technology Officer and President, AT&T Labs	67	March 2020		1
Shaul Shani Founder and Chairman, Swarth Group	67	June 2020		0
Richard W. Smith Chairman of Private Capital, JPMorgan Chase & Co.	69	October 2017		0
Tanya Tamone Chief Executive Officer, Sogerco S.A.	60	June 2020		0
Committee Chair	Committee Member	Chairman	Lead Independent Director	Audit Committee finanical expert

(1)
Mr. Prabhu will not stand for election at the 2022 Annual Meeting.

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Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
Annual Meeting Proposals
Proposal		Board Recommendation	Page Reference
1	Election of eight directors as named in this Proxy Statement	FOR each of the nominees	7
2	Ratification of the appointment of auditors	FOR	32
3	Approval, on a non-binding advisory basis, of the compensation of our named executive officers	FOR	38
4	Approval of an amendment to the Ribbon Communications Inc. Amended and Restated 2019 Incentive Award Plan to add additional shares	FOR	39
6 | Ribbon Communications Inc. 2022 Proxy Statement

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
CORPORATE GOVERNANCE AND BOARD MATTERS
1	Proposal 1 — Election of Directors
The Board has nominated the following eight director nominees for election to the Board to hold office until the 2023 Annual Meeting and until his or her respective successor is duly elected and qualified:
Nominee	Designated By
R. Stewart Ewing, Jr.	JPM Stockholders (as defined below)
Richard W. Smith	JPM Stockholders
Mariano S. de Beer	Swarth (as defined below)
Shaul Shani	Swarth
Tanya Tamone	Swarth
Bruns H. Grayson	Nominating and Corporate Governance Committee
Beatriz V. Infante	Nominating and Corporate Governance Committee
Bruce W. McClelland	Nominating and Corporate Governance Committee
All of the nominees are currently directors. Each nominee agreed to be named in this Proxy Statement and to serve if elected. All nominees are expected to virtually attend the 2022 Annual Meeting.
Krish Prabhu, a current director designated by the JPM Stockholders, has decided not to stand for election at the 2022 Annual Meeting. As a result, the Board has set the size of the Board of Directors, as of the 2022 Annual Meeting, at eight members and the JPM Stockholders will temporarily waive their right to designate three directors as described below under “— Designation Rights.” If the JPM Stockholders decide to designate a third director after the 2022 Annual Meeting, it is expected that the Board will take further action to increase the size of the Board to nine members with the additional director position being filled by the third JPM Stockholders designee.
Designation Rights
On March 3, 2020, we entered into a First Amended and Restated Stockholders Agreement (the “Stockholders Agreement”) with JPMC Heritage Parent LLC (“JPMC”), Heritage PE (OEP) III, L.P. (together with JPMC, entities affiliated with the Company’s largest stockholder, JPMorgan Chase & Co. (collectively with any successor entities, the “JPM Stockholders”)), and ECI Holding (Hungary) Kft (“Swarth”). Pursuant to the Stockholders Agreement, the Board of Directors is required to consist of:
(i)
three individuals designated by the JPM Stockholders,

(ii)
three individuals designated by Swarth,

(iii)
our Chief Executive Officer, and

(iv)
a number of other individuals designated by the Nominating and Corporate Governance Committee sufficient to ensure that there are no vacancies on the Board.

Our Board currently consists of nine directors. However, as noted above, the Board has set the size of the Board of Directors, as of the 2022 Annual Meeting, at eight members and the JPM Stockholders have designated two current directors for election, temporarily waiving their right to designate a third director. The authorized number of directors is determined from time to time by the Board, subject to the requirements of the Stockholders Agreement. The directors designated for
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Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
election by each of the JPM Stockholders and Swarth under the Stockholders Agreement are noted in the table above. The JPM Stockholders and Swarth owned 33.27% and 17.18%, respectively, of Ribbon’s common stock as of April 1, 2022.
The Company has agreed to take all necessary actions within its control to include both the JPM Stockholders’ and Swarths’ designees in the slate of nominees recommended by the Board for election of directors and to cause the stockholders of the Company to elect the designees. For so long as the JPM Stockholders or Swarth has the right to designate a director under the Stockholders Agreement, with respect to any proposal or resolution relating to the election of directors, each of the JPM Stockholders and Swarth, respectively, has agreed to take all necessary actions within their control to vote their shares (A) affirmatively in favor of the election of the other’s designees and (B) with respect to each person nominated to serve as a director by the Nominating and Corporate Governance Committee, either affirmatively in favor of such nominee, or in the same proportion to all shares voted by other stockholders of the Company.
Independence of Director Nominees
Except for Bruce W. McClelland, our President and CEO, Shaul Shani and Richard W. Smith, each of our nominees is independent according to the director independence standards set forth in our Corporate Governance Guidelines, which meet the director independence standards of the Nasdaq Stock Market (“Nasdaq”). For more information, see “Corporate Governance and Board Matters —  Director Independence.” We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable to serve, or for good cause will not serve as a director, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors. In the event any director designated by either the JPM Stockholders or Swarth is unable to serve, the JPM Stockholders or Swarth, as the case may be, are entitled to designate a replacement director, subject to the conditions set forth in the Stockholders Agreement.
Board Diversity
Nasdaq Board Diversity Matrix (As of April 1, 2022)
Total Number of Directors	9
	Female	Male	Non-Binary	Gender Undisclosed
Gender
Directors	2	7	0	0
Number of Directors Who Identify in Any of the Categories Below
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	1	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
PROPOSAL 1	The Board of Directors recommends that stockholders vote FOR the election of each of the nominees listed above.
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Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
Director Nominees
The biographies below describe the skills, qualities, attributes and experience of the director nominees that led the Board and its Nominating and Corporate Governance Committee to determine that it is appropriate to nominate these individuals as directors.
AGE 51 COMMITTEES ■ Technology and Innovation (Chair)
MARIANO S. DE BEER	Independent Director Director since June 2020

BACKGROUND
Telefónica S.A., a large public multinational telecommunications company
■
Chief Commercial and Digital Officer (2017 to 2019)

■
Member of the Telefónica Group Executive Committee (2017 to 2019)

■
served in different capacities at companies of the Telefónica Group

Microsoft
■
General Manager (President) of the multi-country Region LATAM New Markets (2015 to 2016)

■
General Manager (President), Brazil (2013 to 2015)

RBS Educação, part of the Brazilian conglomerate RBS Group
■
CEO (2012 to 2013)

McKinsey & Co.
■
Consultant

EDUCATION
■
Graduated from UADE in Argentina

■
MBA, Georgetown University

SKILLS AND EXPERTISE
The Board believes Mr. de Beer is qualified to serve on the Board due to his extensive leadership experience in the telecommunications industry, in particular at Telefónica S.A., and his global business perspective.

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Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
AGE 70 COMMITTEES ■ Audit (Chair and Audit Committee Financial Expert) ■ Nominating and Corporate Governance
R. STEWART EWING, JR.	Independent Director Director since March 2020

BACKGROUND
InterMountain Management, a privately-owned hotel management company
■
Chief Financial Officer (April 2020 to present)

CenturyLink, Inc. (“CenturyLink,” now Lumen Technologies), a global technology company offering communications, network services, security, cloud solutions and voice and managed services
■
Executive Vice President and Chief Financial Officer (1989 to November 2017)

■
Vice President and Controller (1984 to 1989)

■
Vice President of Finance (1983 to 1984)

KPMG
■
Accountant (1973 to 1982)

BOARD SERVICE
■
TelUSA, LLC, a subsidiary of CenturyLink (January 2020 to present)

■
Louisiana Endowment for the Humanities (2019 to present)

■
Progressive Bancorp, Inc., Chairman of the Audit Committee (2002 to present)

EDUCATION
■
BS, Northwestern State University

SKILLS AND EXPERTISE
The Board believes Mr. Ewing brings to the Board executive leadership experience at CenturyLink, along with extensive financial expertise. The Board believes Mr. Ewing is qualified to serve on the Board because of his experience as chief financial officer at CenturyLink and his experience leading the integration of acquired companies into CenturyLink’s corporate structure and philosophy.

10 | Ribbon Communications Inc. 2022 Proxy Statement

Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
AGE 74 COMMITTEES ■ Audit ■ Compensation ■ Nominating and Corporate Governance (Chair)
BRUNS H. GRAYSON	Lead Independent Director Director since March 2020

BACKGROUND
ABS Ventures, a venture capital firm
■
Managing Partner (1983 to present)

Adler & Co.
■
Venture Capitalist (1980 to 1983)

McKinsey & Co., a management consulting firm
■
Associate (1978 to 1980)

U.S. Army
■
Captain (1970)

BOARD SERVICE
■
Everbridge, Inc., a provider of communications solutions (2012 to present)

■
served as a director for many private and public companies over the last 30 years

EDUCATION
■
elected a Rhodes Scholar from California (1974)

■
JD, University of Virginia School of Law

■
Master’s degree, Oxford University

■
BA, Harvard College

SKILLS AND EXPERTISE
The Board believes Mr. Grayson is qualified to serve on the Board based on his knowledge of the data communication and software industries, his investment experience as a Managing Partner at ABS Ventures, and his experience as a director of various public companies.

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Summary Information	Corporate Governance and Board Matters	Audit Matters	Executive Officers	Executive Compensation	Stock Information	Additional Information	Appendix
AGE 68 COMMITTEES ■ Audit ■ Compensation (Chair) ■ Technology and Innovation
BEATRIZ V. INFANTE	Independent Director Director since October 2017

BACKGROUND
BusinessExcelleration LLC, a business consultancy specializing in corporate transformation and renewal
■
Chief Executive Officer (2009 to present)

ENXSUITE Corporation, a leading supplier of energy management solutions
■
Chief Executive Officer (2020 until its acquisition by Infor in 2011)

VoiceObjects Inc., a market leader in voice applications servers
■
Chief Executive Officer (2006 until its acquisition by Voxeo Corporation in 2008)

Sychron Inc., a data center automation company
■
Interim Chief Executive Officer (2004 to 2005)

Aspect Communications Corporation (“Aspect”), a market leader in communications solutions
■
Chief Executive Officer (April 2000 to October 2003)

■
Co-President and additional executive roles (October 1998 to April 2000)

BOARD SERVICE
■
Current National Association of Corporate Directors Board Leadership Fellow

■
PriceSmart, Inc., Chair of its Digital Transformation Committee, Chair of its Compensation Committee and Audit Committee member

■
Guardian Analytics, Advisory Board member

■
Infrascale, Chair of the Advisory Board

BOARD SERVICE (cont’d)
■
Liquidity Services Inc., Chair of the Compensation Committee and Audit Committee member

■
Ultratech, Nominating and Corporate Governance Committee member (until its acquisition by Veeco in May 2017)

■
Emulex Corporation, Chair of the Nominating and Corporate Governance Committee (until its acquisition by Broadcom Limited in May 2015) and Compensation Committee member

■
Synchron, Inc. (until its sale to an investor group in 2005)

■
Aspect, Board Chair

■
Previously served as a director at a number of privately held companies

EDUCATION
■
Master of Science degree, California Institute of Technology

■
Bachelor of Science and Engineering degree, Princeton University

SKILLS AND EXPERTISE
The Board believes Ms. Infante is qualified to serve on the Board due to her executive leadership experience, including as a chief executive officer of various companies, along with extensive operational expertise and experience in engineering, sales, and marketing.

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AGE 55 COMMITTEES ■ None
BRUCE W. MCCLELLAND	Non-Independent Director Director since March 2020

BACKGROUND
Ribbon Communications Inc.
■
President and Chief Executive Officer, responsible for the strategic direction and management of Ribbon (March 2020 to present)

CommScope Inc. (“CommScope”), a global network infrastructure provider
■
Chief Operating Officer, responsible for the combined portfolio of products and services (April 2019 to August 2019)

ARRIS International plc (“ARRIS”), a telecommunications equipment manufacturing company
■
Chief Executive Officer (September 2016 until its sale to CommScope in April 2019)

■
served in numerous leadership roles during 20 years at ARRIS and managed the successful acquisition and integration of the Ruckus Wireless and Brocade ICX Campus switching business from Broadcom Inc., a major step in diversifying the ARRIS business beyond the service provider market into the broader enterprise market, while strengthening the company’s wireless technology capabilities

ARRIS (cont’d)
■
held several other roles at ARRIS, including President of Network & Cloud and Global Services (April 2013 to August 2016)

■
authored several communications-related patents

Nortel Networks Corporation (“Nortel”) and Bell Northern Research (“BNR”)
■
served in leadership roles for eleven years

■
began his career with BNR in Ottawa, Canada, responsible for the development of Nortel’s SS7 switching products immediately prior to joining ARRIS

EDUCATION
■
BE, the University of Saskatchewan

SKILLS AND EXPERTISE
The Board believes Mr. McClelland is qualified to serve on the Board due to his executive leadership experience, including as a chief executive officer of ARRIS, along with extensive operational expertise and experience in engineering.

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AGE 67 COMMITTEES ■ None
SHAUL SHANI	Non-Independent Director Director and Chairman of the Board since June 2020

BACKGROUND
Entrepreneur
Swarth Group, a private global investment company investing in public and private companies primarily in the communication services, technology, IT, cyber, renewable energy and real estate sectors as well as financial markets
■
Founder and Chairman (2006 to present)

Magnum Group, an investment group investing in telecom and tech ventures, including DSP Group (a major shareholder of AudioCodes which was taken public in 1999)
■
Founder (1994 to 2006)

Sapiens International Corporation, a software development company which was listed on the Nasdaq Stock Market in 1992
■
Founder and Chief Executive Officer (1989 to 1993)

Eurosoft, an IT company
■
Founder and Chief Executive Officer (1987 to 1985)

Tecnomatix Technologies
■
Founder (1983)

Oshap Technologies Ltd., a developer of flexible automation software for robotics
■
Founder and Chief Executive Officer (1982 to 1985)

BOARD SERVICE
■
ECI (where Swarth Group was the controlling shareholder) (2007 to 2012), holding the position of Chairman (2009 to 2012)

■
Global Village Telecom, a telecommunications service provider in Brazil (where Swarth Group was the lead investor), Executive Chairman (1997 until its acquisition by the Vivendi Group in 2009)

■
DSP Group (serving as director on behalf of the Magnum Group) (1999 to 2000)

■
Sapiens International Corporation, Chairman (1989 to 1993)

■
held board positions at many private and public companies in the field of telecommunications and technology over the last 30 years

SKILLS AND EXPERTISE
The Board believes Mr. Shani is qualified to serve on the Board due to his extensive background in finance and private equity, his extensive knowledge of ECI’s business and his experience serving as a director of companies in the telecommunications industry.

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AGE 69 COMMITTEES ■ None
RICHARD W. SMITH	Non-Independent Director Director since October 2017

BACKGROUND
JPMorgan Chase & Co., a multinational banking and financial services holding company
■
Chairman, Private Capital, creating and guiding a series of investment entities focused initially on technology, sustainability and healthcare, funded by the bank and clients (February 2021 to present)

■
Head of Private Investments, responsible for private and public company investments solely funded by the bank (November 2014 to January 2021)

■
One Equity Partners, Partner (July 2002 to present)

Allegra Partners and predecessor entities
■
Managing Partner (1981 to 2013)

Citicorp Venture Capital Ltd., a former venture and private equity investment division of Citigroup Inc.
■
Senior Investment Manager (1979 to 1981)

Morgan Guaranty Trust Company of New York
■
worked in the International Money Management Group (1974 to 1979)

BOARD SERVICE
■
GENBAND (2014 to 2017)

■
has over 40 years of experience as a board member of both public and private companies

PUBLICATION
■
Co-author of the book Treasury Management: A Practitioner’s Handbook, John Wiley & Sons, 1980

EDUCATION
■
BA, Harvard College

SKILLS AND EXPERTISE
Mr. Smith has held positions as Managing Director and Managing Partner and General Partner at private equity and venture funds since 1981, and has over 40 years of experience as a technology investor.
The Board believes Mr. Smith is qualified to serve on the Board due to his extensive background in finance and private equity and his experience serving as a director of companies in the telecommunications industry.

AGE 60 COMMITTEES ■ Nominating and Corporate Governance
TANYA TAMONE	Independent Director Director since June 2020

BACKGROUND
Sogerco S.A., a private trust company
■
Chief Executive Officer (2007 to present)

Bank Leu, Fuji Bank and Cedef S.A., in Switzerland
■
Trader, specializing in currency and interest trading (1985 to 1996)

BOARD SERVICE
■
currently serves as a director for several privately held companies

SKILLS AND EXPERTISE
The Board believes Ms. Tamone is qualified to serve on the Board due to her experience as a Chief Executive Officer and her financial expertise.

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Corporate Governance
We are committed to strong corporate governance practices, which include building long-term value for our stockholders and assuring the success of the Company for our stockholders and stakeholders, including our employees, customers, suppliers and the communities in which we operate. To achieve these goals, our Board is charged with monitoring the performance of the Company and our officers as well as its programs and procedures to ensure compliance with law and our overall success. Governance is an ongoing focus at Ribbon, starting with the Board and extending to management and all employees. In addition, we solicit feedback from stockholders on governance and executive compensation practices in order to improve our practices.
Strong Governance Practices

Annual election of all directors

Majority voting for director elections

Separate Chairman and CEO

Appointment of lead independent director

Substantial majority of independent directors

Independent directors meet without management

Board with wide range of experience and skills

Annual equity grant to non-employee directors

Annual Board and committee self-assessments

Annual advisory approval of executive compensation

Disclosure Committee for financial reporting

Review and approval policy for related party transactions

Share ownership guidelines for our CEO, certain officers and our non-employee directors

Clawback policy for recovering incentive-based compensation following an accounting restatement

Insider trading policy that prohibits hedging, pledging and other similar actions for our executive officers and directors

Oversight of Risk Management
At Ribbon, we believe that innovation and leadership are impossible without taking risks. We also recognize that imprudent acceptance of risk or the failure to appropriately identify and mitigate risks could be destructive to stockholder value. The Board is responsible for assessing the Company’s approach to risk management and overseeing management’s execution of its responsibilities for identifying and managing risk. The Board exercises its responsibilities through discussions in Board meetings and also through its committees, each of which examines various components of enterprise risk as part of its responsibilities.
THE FULL BOARD

generally, oversees and evaluates:
■
strategic risks, including risks relating to the Covid-19 pandemic and its impact on the Company, our employees, customers and suppliers, and the risks related to management delegation

THE AUDIT COMMITTEE	THE COMPENSATION COMMITTEE	THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	THE TECHNOLOGY AND INNOVATION COMMITTEE
oversees and evaluates: ■ financial, internal control and cyber security risks	oversees and evaluates: ■ ■ risks related to our compensation policies	oversees and evaluates: ■ risks related to governance	oversees and evaluates: ■ risks related to significant R&D decisions
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Each committee assesses identified risks and informs the Board about the risks as needed. Management also regularly reports on each such risk to the relevant committee or the Board. Moreover, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees. The Board believes that its role in the oversight of the Company’s risks complements our current Board structure, as our structure allows our independent directors, through our four fully independent Board committees, to exercise effective oversight of the actions of management in identifying risks and implementing effective risk management policies and controls.
Board Composition and Stockholders Agreement
Our Board currently consists of nine directors, one of whom is employed by the Company (Mr. McClelland). As previously noted in this Proxy Statement, the Company is party to the Stockholders Agreement with the JPM Stockholders and Swarth. The Stockholders Agreement provides, among other things, that:
(i)
the Board, including a majority of the independent directors as defined in the Stockholders Agreement, may approve a different number of directors that comprise the Board;

(ii)
with respect to the JPM Stockholders:

(A)
for so long as the JPM Stockholders beneficially own at least 43% of the Company’s common stock beneficially owned by the JPM Stockholders in the aggregate on March 3, 2020, the JPM Stockholders have the right to designate three directors to serve on the Board, at least two of whom must be independent directors as defined in the Stockholders Agreement;

(B)
from and after the first time that the JPM Stockholders beneficially own less than 43% and at least 29% of the Company’s common stock beneficially owned by the JPM Stockholders in the aggregate on March 3, 2020, the number of directors that the JPM Stockholders have the right to designate will be reduced to two, at least one of whom must be an independent director as defined in the Stockholders Agreement;

(C)
from and after the first time that the JPM Stockholders beneficially own less than 29% and at least 14% of the Company’s common stock beneficially owned by the JPM Stockholders in the aggregate on March 3, 2020, the number of directors that the JPM Stockholders have the right to designate will be reduced to one, who need not qualify as an independent director as defined in the Stockholders Agreement; and

(D)
from and after the first time that the JPM Stockholders beneficially own less than 14% of the shares of the Company’s common stock beneficial owned by the JPM Stockholders in the aggregate on March 3, 2020, the JPM Stockholders will have no right to designate any members of the Board; and

(iii)
with respect to Swarth:

(A)
for so long as Swarth beneficially owns at least 88% of the shares of the Company’s common stock beneficially owned by Swarth in the aggregate on March 3, 2020, Swarth has the right to designate three directors to serve on the Board, of which at least two must be independent directors as defined in the Stockholders Agreement;

(B)
from and after the first time that Swarth beneficially owns less than 88% and at least 58% of the shares of the Company’s common stock beneficially owned by Swarth in the aggregate on March 3, 2020, the number of directors that Swarth has the right to nominate will be reduced to two Board members, of which at least one must be an independent director as defined in the Stockholders Agreement;

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(C)
from and after the first time that Swarth beneficially owns less than 58% and at least 29% of the shares of the Company’s common stock beneficially owned by Swarth in the aggregate on March 3, 2020, the number of directors that Swarth has the right to nominate will be reduced to one Board member, who needs not qualify as an independent director as defined in the Stockholders Agreement; and

(D)
from and after the first time that Swarth beneficially owns less than 29% of the shares of Company’s common stock beneficially owned by Swarth in the aggregate on March 3, 2020, Swarth will have no right to nominate any members of the Board.

The Stockholders Agreement further provides that the Nominating and Corporate Governance Committee will designate the Company’s then-serving CEO as a director, as well as such additional number of directors as constitutes the full Board so that the Board has no vacancies.
As previously noted, Krish Prabhu will not stand for election at the 2022 Annual Meeting. As a result, the size of the Board will be set at eight members effective as of the 2022 Annual Meeting and the JPM Stockholders have waived their right to designate a third director. If the JPM Stockholders decide to designate a third director after the 2022 Annual Meeting, it is expected that the Board will take further action to increase the size of the Board to nine members with the additional director position being filled by the third JPM Stockholders designee.
In the event any director designated by the JPM Stockholders or Swarth is unable to serve, the JPM Stockholders are and/or Swarth is, as applicable, entitled to designate a replacement director, subject to the conditions set forth in the Stockholders Agreement.
Director Experience and Tenure
Our directors collectively possess a broad mix of skills, qualifications and proven leadership abilities. The Nominating and Corporate Governance Committee practices a long-term approach to board refreshment. The Nominating and Corporate Governance Committee regularly identifies individuals who would complement and enhance the current directors’ skills and experience.
It is of great importance to the Company that the Nominating and Corporate Governance Committee recruit directors who help achieve the goal of an experienced, diverse Board that functions effectively as a group. The Nominating and Corporate Governance Committee expects each of the Company’s directors to have proven leadership skills, sound judgment, integrity, and a commitment to the success of the Company. In evaluating director candidates and considering incumbent directors for nomination to the Board, the Committee considers a variety of factors, including independence, financial literacy, personal and professional accomplishments, and experience in light of the needs of the Company. For incumbent directors, the factors also include attendance, past performance on the Board and contributions to the Board and its respective committees.
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BOARD EXPERTISE

Director Skills and Experience	de Beer	Ewing	Grayson	Infante	McClelland	Shani	Smith	Tamone	#
Audit and financial reporting									1
Corporate governance									5
Executive leadership									7
Financial industry, investments, M&A									7
Global business									6
Human capital management									8
Legal, regulatory									2
Other public company boards									4
Sales and marketing									1
Strategic planning, operations									6
Risk management									8
Technology, digital, communications									6

Director Independence
Our Corporate Governance Guidelines provide that, in determining the independence of a director, the Board will be guided by the definitions of “independent director” in the listing rules of Nasdaq and applicable laws and regulations as well as the definition of “independent director” set forth in the Stockholders Agreement.
During its annual review of director independence, the Board considers all information it deems relevant, including without limitation, any transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Board conducted an annual review of director independence and affirmatively determined that each of Mariano S. de Beer, R. Stewart Ewing, Jr., Bruns H. Grayson, Beatriz V. Infante, Krish A. Prabhu and Tanya Tamone met the definition of “independent director” under the Nasdaq listing rules and the Stockholders Agreement. Following a review of their respective relationships, including, with respect to Mr. Smith, his affiliation with the JPM Stockholders, and with respect to Mr. Shani, his affiliation with Swarth, the Board determined that none of Bruce W. McClelland, Shaul Shani or Richard W. Smith qualify as independent directors under the Nasdaq listing rules or the Stockholders Agreement.
There are no family relationships among any of our directors, nominees for director and executive officers.
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Meeting Attendance
Our Board recognizes the importance of director attendance at Board and committee meetings. Our Board held four meetings during 2021, all of which were regular meetings. Each of the incumbent directors attended at least 75% of the combined total meetings of the Board and its committees on which they served. While we do not have a formal policy regarding the attendance of directors at our annual meetings of stockholders, it is expected that, absent compelling circumstances, all of our directors will attend. All of the then-current members of the Board attended our 2021 annual meeting of stockholders.
Board Committees
Our Board has four standing committees:
The Audit Committee	The Compensation Committee	The Nominating and Corporate Governance Committee	The Technology and Innovation Committee
Each of the standing committees is composed entirely of independent directors as defined under applicable rules, including the Nasdaq rules and, in the case of all members of the Audit Committee, the independence requirements of Rule 10A-3 under the Exchange Act and, in the case of all members of the Compensation Committee, the heightened independence requirements for Compensation Committee members under the Nasdaq rules.
The following table shows the current composition of each of the Board’s standing committees:
		Committee Membership
Director	Independent	Audit	Compensation	Nominating and Corporate Governance	Technology and Innovation
Mariano S. de Beer
R. Stewart Ewing, Jr.
Bruns H. Grayson
Beatriz V. Infante
Bruce W. McClelland
Krish A. Prabhu(1)
Shaul Shani
Richard W. Smith
Tanya Tamone
Number of Meetings in 2021	Board — 8	8	7	4	4
Committee Chair	Committee Member	Chairman of the Board	Lead Independent Director	Audit Committee finanical expert

(1)
Mr. Prabhu will not stand for election at the 2022 Annual Meeting.

Under the Stockholders Agreement and subject to the Company’s obligation to comply with any applicable independence requirements under the Nasdaq rules and the rules of the SEC, or unless waived by the JPM Stockholders, for so long as the JPM Stockholders have the right to nominate at least two directors to the Board:
(i)
the Nominating and Corporate Governance Committee will be comprised of three “independent directors” under the Stockholders Agreement, at least one of whom must be a designee of JPM Stockholders;

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(ii)
a designee of the JPM Stockholders must be the Chairman of each of the Nominating and Corporate Governance Committee and the Compensation Committee; and

(iii)
only in the case that Swarth does not have the right to nominate at least two directors to the Board, a designee of the JPM Stockholders must be the Chairman of the Audit Committee.

Also under the Stockholders Agreement and subject to the Company’s obligation to comply with any applicable independence requirements under the Nasdaq rules and the rules of the SEC, or unless waived by Swarth, for so long as Swarth has the right to nominate at least two directors to the Board:
(i)
the Nominating and Corporate Governance Committee must be comprised of three “independent directors” under the Stockholders Agreement, at least one of whom must be a designee of Swarth,

(ii)
a designee of Swarth must be the Chairman of the Audit Committee; and

(iii)
only in the case that the JPM Stockholders do not have the right to nominate at least two directors to the Board, a designee of Swarth must be the Chairman of each of the Nominating and Corporate Governance Committee and the Compensation Committee.

The Nominating and Corporate Governance Committee determines the size and membership of each of the Audit Committee, the Compensation Committee, the Technology and Innovation Committee and all other committees established by the Board, provided that:
(i)
such determination will comply with mandatory legal and listing requirements;

(ii)
for as long as the JPM Stockholders have the right to nominate at least one director to the Board who is eligible to serve on such committee, at least one member of each such committee will be a designee of the JPM Stockholders; and

(iii)
for so long as Swarth has the right to nominate at least one director to the Board who is eligible to serve on such committee, at least one member of each such committee must be a designee of Swarth.

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AUDIT COMMITTEE
CURRENT COMMITTEE MEMBERS	All members of the Audit Committee are independent
■ R. Stewart Ewing, Jr., Chair	■ Bruns H. Grayson	■ Beatriz V. Infante

KEY RESPONSIBILITIES
As described more fully in its charter, the Audit Committee’s responsibilities include, among other things:
(i)
appointing, evaluating, retaining, compensating or setting the compensation of, and overseeing the work of and, if appropriate, terminating the appointment of the independent auditor;

(ii)
overseeing the Company’s financial reporting, including reviewing and discussing with management, the independent auditor and a member of the internal audit function, prior to public release, the Company’s annual and quarterly financial statements to be filed with the SEC;

(iii)
overseeing management’s design and maintenance of the Company’s internal control over financial reporting and disclosure controls and procedures; and

(iv)
reviewing and discussing with management and the independent auditor the Company’s financial and cyber security risk exposures and assessing the policies and procedures management has implemented to monitor and control such exposures.

CHARTER
The Audit Committee operates pursuant to a written charter adopted by the Board that reflects standards and requirements adopted by the SEC and Nasdaq, a current copy of which is available at investors.ribboncommunications.com/corporate-governance/governance-highlights
QUALIFICATIONS
Our Board has determined that Mr. Ewing is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. This designation is a disclosure requirement of the SEC related to Mr. Ewing’s experience and understanding with respect to certain accounting and auditing matters, but it does not impose upon Mr. Ewing any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.
REPORT
The Audit Committee Report is on page 34 of this proxy statement.

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COMPENSATION COMMITTEE
CURRENT COMMITTEE MEMBERS	All members of the Compensation Committee are independent
■ Beatriz V. Infante, Chair	■ Bruns H. Grayson	■ Krish A. Prabhu

KEY RESPONSIBILITIES
As described more fully in its charter, the Compensation Committee’s responsibilities include, among other things:
(i)
reviewing and approving the Company’s compensation plans, practices and policies for directors and executive officers, including a review of any risks arising from compensation practices and policies for employees that are reasonably likely to have a material adverse effect on the Company;

(ii)
reviewing the Company’s succession plans for executive officers, where requested to do so by the Board;

(iii)
making recommendations to the Board regarding the establishment and terms of any incentive compensation or equity-based plans and monitoring their administration;

(iv)
before selecting or receiving advice from a compensation advisor (other than in-house legal counsel), considering various factors relating to the independence of such advisor; and

(v)
reviewing the Company’s culture and policies and strategies related to human capital management, including with respect to diversity and inclusion initiatives, pay equity, talent and performance management and employee engagement.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees or members of management, consistent with applicable law and SEC and Nasdaq rules. Specifically, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other equity awards pursuant to the Company’s equity plans to certain employees of the Company.
CHARTER
The Compensation Committee operates pursuant to a written charter adopted by the Board that reflects standards and requirements adopted by Nasdaq, a current copy of which is available at investors.ribboncommunications.com/corporate-governance/governance-highlights
REPORT
The Compensation Committee Report is on page 72 of this proxy statement.

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NOMINATING & CORPORATE GOVERNANCE COMMITTEE
CURRENT COMMITTEE MEMBERS	All members of the N&CG Committee are independent
■ Bruns H. Grayson, Chair	■ Stewart Ewing, Jr.	■ Tanya Tamone

KEY RESPONSIBILITIES
As described more fully in its charter, the Nominating & Corporate Governance Committee’s responsibilities include, among other things:
(i)
identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the Board, and recommending to the Board candidates for:

(a)
nomination for election by the stockholders, and

(b)
any Board vacancies that are to be filled by the Board, subject to any rights regarding the selection of directors by holders of preferred shares and any other contractual or other commitments of the Company;

(ii)
developing and recommending to the Board, overseeing the implementation and effectiveness of, and recommending modifications as appropriate to, a set of corporate governance guidelines applicable to the Company;

(iii)
reviewing annually with the Board the composition of the Board as a whole and a succession plan in the event one or more directors ceases to serve for any reason;

(iv)
overseeing the annual self-evaluation of the Board, its committees, individual directors and management;

(v)
identifying appropriate director development and continuing education opportunities and making recommendations to the Board as appropriate; and

(vi)
reviewing the Company’s strategies, activities, policies and communications regarding ESG related matters and making recommendations to the Board as appropriate.

CHARTER
The Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by the Board that reflects standards and requirements adopted by Nasdaq, a current copy of which is available at investors.ribboncommunications.com/corporate-
governance/governance-highlights

TECHNOLOGY & INNOVATION COMMITTEE
CURRENT COMMITTEE MEMBERS	All members of the T&I Committee are independent
■ Mariano S. de Beer, Chair	■ Beatriz V. Infante	■ Krish A. Prabhu

KEY RESPONSIBILITIES
As described more fully in its charter, the Technology & Innovation Committee’s responsibilities include, among other things, reviewing and discussing with the Company’s management:
(i)
the Company’s overall corporate strategy and approach to leverage technological and commercial innovation to accomplish the financial and market goals established by the Company including business performance, market share growth and competitive leadership;

(ii)
significant investments in technology and software by the Company;

(iii)
technology risks, opportunities and trends that could significantly affect the Company and the businesses in which it operates; and

(iv)
the direction and effectiveness of the Company’s research and development operations.

CHARTER
The Technology and Innovation Committee operates pursuant to a written charter adopted by the Board, a current copy of which is available at investors.ribboncommunications.com/corporate-
governance/governance-highlights

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Director Nomination Process
The Nominating and Corporate Governance Committee screens and recommends candidates for nomination by the full Board, other than those directors designated pursuant to the Stockholders Agreement. There are no specific minimum qualifications for a recommended nominee to our Board; however, the Nominating and Corporate Governance Committee considers, among other skills and criteria, the following for nomination as a director:
■
demonstrated business knowledge, technical skills and experience;

■
an ability to exercise sound judgment in matters that relate to our current and long-term objectives;

■
commitment to understanding us and our industry and to regularly attend and participate in meetings of our Board and its committees;

■
a reputation for integrity, honesty and adherence to high ethical standards;

■
diversity of background and other desired qualities;

■
the ability and experience to understand the sometimes conflicting interests of our various constituencies and to act in the interests of all stockholders; and

■
the absence of any conflict of interest that would impair the nominee’s ability to represent the interest of all our stockholders and to fulfill the responsibilities of being a director.

In considering whether to recommend any particular candidate for inclusion in our Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee applies the criteria generally set forth in the Nominating and Corporate Governance Committee Charter. The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to our Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and our Board. Our Board believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities. In identifying potential director candidates, the Nominating and Corporate Governance Committee and the Board also focus on ensuring that the Board reflects diversity, including in experiences, backgrounds and skills. The Nominating and Corporate Governance Committee has the authority to engage independent advisors to assist in the process of identifying and evaluating director candidates, but has not engaged any such advisors to date.
Stockholder Nominations and Recommendations of Director Candidates
Stockholders who wish to recommend candidates to the Nominating and Corporate Governance Committee for consideration as potential director candidates should send their recommendation to:

The Nominating and Corporate Governance Committee c/o Corporate Secretary Ribbon Communications Inc. 6500 Chase Oaks Blvd., Suite 100 Plano, Texas 75023
In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the current make-up of the Board, what skills should be added (if any) and the qualifications of the candidate. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders in the same manner as candidates recommended by the Nominating and Corporate Governance Committee, as described above in “Director Nomination Process.”
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Stockholders who wish to nominate director candidates or propose business to be considered directly at an annual meeting in accordance with the procedures set forth in our by-laws should follow the procedures set forth under the sections entitled “Stockholder Nominations and Proposals for Presentation at 2023 Annual Meeting.”
Board Leadership Structure
The Company’s Corporate Governance Guidelines provide that the Board leadership structure that is most appropriate for the Company at this time is a non-executive Chairman. The Board evaluates its leadership structure and role in risk oversight on an ongoing basis and makes decisions on the basis of what it considers to be best for the Company at any given point in time. Currently, our Board leadership structure consists of a non-executive Chairman, a separate CEO, a lead independent director and strong committee chairs. The Board believes its leadership structure provides for appropriate independence between the Board and management because the current leadership structure offers the following benefits:
■
increasing the independent oversight of Ribbon and enhancing our Board’s objective evaluation of our CEO;

■
focusing the CEO on company operations instead of Board administration;

■
providing the CEO with an experienced sounding board;

■
providing greater opportunities for communication between stockholders and our Board;

■
enhancing the independent and objective assessment of risk by our Board; and

■
providing an independent spokesperson for our Company.

Executive Sessions of the Board
The Company’s Board is structured to promote independence and is designed so that independent directors exercise oversight of the Company’s management and key issues related to strategy and risk. Under our Corporate Governance Guidelines, our independent directors are required to meet in executive session at regularly scheduled Board meetings without management present to discuss any matters the independent directors consider appropriate. We expect the Board to have a least four executive sessions each year.
Additional Governance Matters
Code of Ethics
Our Board has adopted a written Amended and Restated Code of Conduct, which qualifies as a “code of ethics” as defined by SEC rules. The Amended and Restated Code of Conduct is intended to provide guidance on the conduct expected of Ribbon’s employees, officers and directors in the interests of preserving Ribbon’s reputation for integrity, accountability and fair dealing. To ensure that our business is conducted in a consistently legal and ethical manner, our Amended and Restated Code of Conduct applies to all of our directors, officers and employees.
We intend to disclose any amendment to or waiver of a provision of the Amended and Restated Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website at www.ribboncommunications.com.
Public Availability of Corporate Governance Documents
For more corporate governance information, you are invited to access our key corporate governance documents, including our Corporate Governance Guidelines, Amended and Restated Code of Conduct and the charters of our Audit Committee, Compensation Committee, Nominating and
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Corporate Governance Committee, and Technology and Innovation Committee on our corporate website at www.ribboncommunications.com, in the section entitled Company — Investor Relations — Corporate Governance — Governance Highlights. The references in this Proxy Statement to our corporate website are not intended to, and do not, incorporate by reference into this Proxy Statement any materials contained on such website.
Stockholder Communications with the Board of Directors
Stockholders may communicate with our Board by contacting our Investor Relations Department:

Investor Relations Department Ribbon Communications Inc. 6500 Chase Oaks Blvd., Suite 100 Plano, Texas 75023	(978) 614-8050	ir@rbbn.com
Our Investor Relations Department will review all such communications and will forward to the Lead Independent Director all communications that raise an issue appropriate for consideration by our Board.
Transactions with Related Persons
The Board adopted a written related person transaction policy, which sets forth our policies and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the SEC. Under the policy, any potential related person transactions must be reported to our Chief Legal Officer, who is responsible for determining whether such transactions constitute related person transactions subject to the policy. Our Chief Legal Officer is required to present to the Audit Committee each proposed related person transaction. The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in the best interests of the Company and its stockholders, as the Audit Committee determines in good faith. The Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on the Company or the related person in connection with approval of the related person transaction. If the Audit Committee does not approve or ratify a related person transaction, such transaction will not be entered into or will be terminated, as the Audit Committee directs.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock since January 1, 2021.
Stockholders Agreement
On March 3, 2020, the Company entered into the Stockholders Agreement with the JPM Stockholders and Swarth. The Stockholders Agreement provides the JPM Stockholders and Swarth with certain Board and Board committee designation rights as described above under “Corporate Governance — Board Composition and Stockholders Agreement” and “Corporate Governance — Board Committees,” and contains certain voting commitments as described in “Proposal 1 — Election of Directors.”
Standstill Restrictions
The Stockholders Agreement contains certain standstill provisions restricting the JPM Stockholders and Swarth from acquiring (or seeking or making any proposal or offer with respect to acquiring) additional shares of Ribbon common stock or any security convertible into Ribbon common stock or any assets, indebtedness or businesses of Ribbon common stock or any of its subsidiaries. Certain customary exclusions apply, and acquisition of shares of Ribbon common stock by a Ribbon stockholder will be permitted so long as such acquisition would not result in such stockholder and
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its affiliates beneficially owning a number of Ribbon common stock that is greater than 120% of the number of voting shares of Ribbon common stock held by the JPM Stockholders or Swarth, as applicable, on March 3, 2020 (or such lower number as specified in the Stockholders Agreement).
The standstill restrictions apply from the date of the Stockholders Agreement until the earlier of (i) the entry by Ribbon into a definitive agreement constituting a change of control transaction as discussed in further detail below and (ii) such date as the JPM Stockholders or Swarth, as applicable, no longer has a right to designate any members of the Board.
Change of Control
Without the approval of a majority of the disinterested directors serving on the Board, neither the JPM Stockholders nor Swarth may enter into or affirmatively support any transaction resulting in a change of control of Ribbon in which any such stockholder receives per share consideration as a holder of Ribbon common stock in excess of that to be received by other holders of Ribbon common stock.
Transfer Restrictions
Without the approval of a majority of the disinterested directors serving on the Board, until March 3, 2023, no JPM Stockholder nor Swarth may transfer any shares of Ribbon common stock that it beneficially owns if such transfer involves more than 15% of the outstanding shares of Ribbon common stock or if the transferee would own 15% or more of the outstanding shares of Ribbon common stock following such transfer, other than to a permitted transferee that agrees to be subject to the Stockholders Agreement or pursuant to a regulatory requirement.
Termination
The Stockholders Agreement will terminate by mutual consent of Ribbon, a majority in interest of the JPM Stockholders and Swarth (including the approval by a majority of Independent Directors) or with respect to either the JPM Stockholders or Swarth, on the date that such stockholder ceases to beneficially own 2% or more of the issued and outstanding Ribbon common stock.
Registration Rights Agreement
On March 3, 2020, the Company entered into a First Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with the JPM Stockholders and Swarth.
Under the Registration Rights Agreement, certain holders of Ribbon common stock were granted certain registration rights, including:
(i)
the right to request that Ribbon file an automatic shelf registration statement and effect unlimited underwritten offerings pursuant to such shelf registration statement;

(ii)
unlimited demand registrations; and

(iii)
unlimited piggyback registration rights that allow holders of registrable shares to require that shares of Ribbon common stock owned by such holders be included in certain registration statements filed by Ribbon, in each case subject to the transfer restrictions contained in the Stockholders Agreement.

In connection with these registration rights, Ribbon has agreed to effect certain procedural actions, including taking certain actions to properly effect any registration statement or offering and to keep the participating Ribbon stockholders reasonably informed with adequate opportunity to comment and review, as well as customary indemnification and contribution agreements.
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Director Compensation
The Compensation Committee reviews the compensation of our non-employee directors periodically and, in consultation its independent compensation consultant regarding compensation on levels for peer companies and the broader market, recommends changes to the Board when it deems appropriate.
In August 2021, the Board approved a new Non-Employee Director Compensation Policy (the “Director Compensation Policy”). Under the Director Compensation Policy, all fees payable for service on the Board and its committees remained unchanged except: (1) the annual cash fee payable to the Chairman of the Board was reduced from $100,000 to $50,000 (Mr. Shani, as Chairman of the Board, waived receipt of the cash fee in 2021); and (2) an additional annual fee was added for service as lead independent director (Mr. Grayson, as lead independent director, waived receipt of the additional cash fee for service as lead independent director in 2021). In addition, the Director Compensation Policy permits a director to elect to receive all or 50% of the cash fees payable to her or him in shares of the Company’s common stock and further permits a director to defer receipt of all or 50% of any shares payable to her or him upon vesting of equity awards until the 15th day of the month following the date on which the electing director ceases to serve on the Board (or earlier in connection with a change in control as defined under the Director Compensation Policy). Pursuant to the Director Compensation Policy, Mr. Grayson has elected, effective as of the first quarter of 2022, to receive 100% of the cash fees payable to him in shares of the Company’s common stock.
The following table describes the components of the non-employee directors’ compensation for 2021:
Compensation Element	Compensation Payment
Annual Retainer	$60,000(1)(2)
Annual Equity Retainer	$120,000(1) in restricted stock units that vest after one year (or, if earlier, on the date of the next annual meeting if the non-employee director does not stand for re-election or is not re-elected by stockholders of the Company)
Committee Fees(3)
Audit Committee	$15,000
Compensation Committee	$10,000
Nominating and Corporate Governance Committee	$5,000
Technology and Innovation Committee	$5,000
Non-Executive Chairman Fee(3)	$50,000(2)
Lead Independent Director Fee(3)	$50,000(4)
Chair Fees(3)
Audit Committee	$25,000
Compensation Committee	$17,000
Nominating and Corporate Governance Committee	$10,000
Technology and Innovation Committee	$10,000
New Director Retainer	New non-employee directors will receive a pro rata annual equity award of restricted stock units, with the proration based on the number of months of service until the month of the Company’s next annual stockholders meeting
Stock Ownership Guidelines	Directors are expected to hold all of the shares of the Company’s common stock granted to them and to maintain such amount of stock ownership throughout their tenure as a director
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(1)
Mr. Smith is not entitled to any annual director equity grants. In lieu of such grants, Mr. Smith is entitled to an annual cash retainer of $160,000. As described below, Mr. Smith waived receipt of this cash retainer effective April 1, 2020. Any compensation paid to Mr. Smith will be paid directly to Heritage PE (OEP) III L.P. (“Heritage III”).

(2)
Mr. Shani waived receipt of any cash compensation for his service as Chairman of the Board in 2021.

(3)
Compensation for service as the chairman of the Board, lead independent director or a committee member is in addition to the compensation paid for Board and committee service.

(4)
The fee for service as lead independent director was approved in September 2021, however Mr. Grayson waived payment of the pro rata portion of this fee for 2021.

Total Director Compensation for 2021
The following table contains information on compensation earned by each non-employee member of our Board during 2021:
Director	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total(2) ($)
Mariano S. de Beer	67,500	120,004	187,504
R. Stewart Ewing, Jr	105,000	120,004	225,004
Bruns H. Grayson	100,000	120,004	220,004
Beatriz V. Infante	107,000	120,004	227,004
Krish A. Prabhu	75,000	120,004	195,004
Shaul Shani(3)	—	120,004	120,004
Richard W. Smith(4)	—	—	—
Tanya Tamone	65,000	120,004	185,004

(1)
The amounts in this column do not reflect compensation actually received by the applicable director. Instead, the amounts reflect the grant date fair value of restricted stock awards, as calculated in accordance with Accounting Standards Codification 718, Compensation — Stock-Based Compensation (“ASC 718”).

The amounts reported for each member of the Board represents the grant date fair value of his or her grants during 2021. The grants made to each director during 2021 were as follows:
Director	Restricted Stock Units (#)	Grant Date Fair Value ($)
Mariano S. de Beer	14,797(a)	120,004
R. Stewart Ewing, Jr.	14,797(a)	120,004
Bruns H. Grayson	14,797(a)	120,004
Beatriz V. Infante	14,797(a)	120,004
Krish A. Prabhu	14,797(a)	120,004
Shaul Shani	14,797(a)	120,004
Richard W. Smith	—	—
Tanya Tamone	14,797(a)	120,004

(a)
Annual director RSU award granted on June 15, 2021 that vests on June 15, 2022 or, if earlier, on the date of the next annual meeting if the non-employee director does not stand for re-election or is not re-elected by stockholders of the Company.

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As of December 31, 2021, our non-employee directors (serving as of that date) held an aggregate of 103,579 unvested restricted stock units as follows
Director	Number of Unvested RSUs Held as of December 31, 2021 (#)
Mariano S. de Beer	14,797
R. Stewart Ewing, Jr.	14,797
Bruns H. Grayson	14,797
Beatriz V. Infante	14,797
Krish A. Prabhu	14,797
Shaul Shani	14,797
Richard W. Smith	—
Tanya Tamone	14,797

(2)
Non-employee directors also are eligible to be reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at our Board or committee meetings.

(3)
Mr. Shani waived receipt of any cash compensation for his service as director in 2021.

(4)
Mr. Smith is not entitled to any equity compensation in connection with his services as a member of the Board. Effective April 1, 2020, Mr. Smith waived receipt of any compensation in connection with his service as a director.

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AUDIT MATTERS
2	Proposal 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Deloitte has acted as the independent registered accounting firm of Ribbon since the closing of the GENBAND merger in 2017, and of Sonus Networks, Inc. from August 2005 until the closing of the GENBAND merger. We are asking our stockholders to ratify this appointment. Although ratification of our appointment of Deloitte is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. If this proposal is not approved at the 2022 Annual Meeting, our Audit Committee may consider this fact when it appoints our independent registered public accounting firm for the fiscal year ending December 31, 2023. Even if the proposal is approved at the 2022 Annual Meeting, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the interests of the Company and its stockholders.
Representatives of Deloitte are expected to virtually attend the 2022 Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions by stockholders.
PROPOSAL 2	The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.
Deloitte Fees
The following is a summary and description of fees for services provided by Deloitte in 2021 and 2020:
	Fiscal Year Ended
Fee Category	2021 ($)	2020 ($)
Audit fees(1)	2,551,006	2,518,608
Audit-related fees(2)	15,000	484,450
Tax fees(3)	150,494	304,326
All other fees(4)	3,790	—
Total	2,720,290	3,307,384

(1)
Audit fees. These amounts for 2021 represent fees for the audit of our consolidated financial statements included in our 2021 Annual Report on Form 10-K (the “2021 Annual Report”), the review of financial statements included in our Quarterly Reports on Form 10-Q, the audit of our internal control over financial reporting and the services that an independent auditor would customarily provide in connection with subsidiary audits, statutory requirements, regulatory filing and similar engagements for the fiscal year, such as consents and assistance with review of documents filed with the SEC. Audit fees also include advice on accounting matters that may arise in connection with, or as a result of, the audit or the review of periodic consolidated financial statements and statutory audits that non-U.S. jurisdictions require.

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(2)
Audit-related fees. Audit-related fees consist of fees related to due diligence services and accounting consultations regarding the application of generally accepted accounting principles to proposed transactions.

(3)
Tax fees. Tax fees consist of professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, value-added tax compliance, and transfer pricing advice and planning.

(4)
All other fees. All other fees consist of professional products and services other than the services reported above, including fees for our subscription to Deloitte’s online accounting research tool.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services
The Audit Committee has adopted a policy to pre-approve audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Prior to engagement of the independent registered public accounting firm for the next year’s audit, the independent registered public accounting firm and our management submit a list of services expected to be rendered during that year for each of the four categories of services to the Audit Committee for approval. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and our management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee pre-approved all of the services and fees of Deloitte set forth above in accordance with such policy.
Our Audit Committee requires the regular rotation of the lead audit partner and concurring partner as required by Section 203 of the Sarbanes-Oxley Act of 2002 and is responsible for recommending to our Board policies for hiring employees or former employees of the independent registered public accounting firm. The Audit Committee has determined that the provision of services described above to us by Deloitte is compatible with maintaining Deloitte’s independence.
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Audit Committee Report
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the U.S. Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
We reviewed Ribbon’s audited financial statements for the fiscal year ended December 31, 2021 and discussed these financial statements with Ribbon’s management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Ribbon’s management is responsible for Ribbon’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Ribbon’s independent registered public accounting firm, Deloitte, is responsible for performing an independent audit of Ribbon’s financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing a report on those financial statements and issuing a report on the effectiveness of Ribbon’s internal control over financial reporting as of the end of the fiscal year. Our responsibility is to monitor and review these processes. We also reviewed and discussed with Deloitte the audited financial statements and the matters required by the SEC and PCAOB.
Deloitte provided us with, and we reviewed, the written disclosures and the letter required by the applicable requirements of the PCAOB that independent registered public accounting firms annually to disclose in writing all relationships that in the independent registered public accounting firm’s professional opinion may reasonably be thought to bear on independence, to confirm their independence and to engage in a discussion of independence. In addition to engaging in this discussion with Deloitte regarding its independence, we also considered whether Deloitte’s provision of other, non-audit related services to Ribbon is compatible with maintaining Deloitte’s independence.
Based on our discussions with management and Deloitte, and our review of information provided by management and Deloitte, we recommended to the Ribbon Board of Directors that the audited financial statements be included in Ribbon’s Annual Report on Form 10-K for the year ended December 31, 2021.
Submitted by,
THE AUDIT COMMITTEE
R. Stewart Ewing, Jr. (Chair)	Bruns H. Grayson	Beatriz V. Infante
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EXECUTIVE OFFICERS
The executive officers of the Company as of the date hereof are listed below:
Name	Age	Position
Bruce W. McClelland	55	President and Chief Executive Officer
Miguel (“Mick”) Lopez	62	Executive Vice President, Chief Financial Officer
Steven Bruny	63	Executive Vice President, Sales — Americas Region
Sam Bucci	57	Executive Vice President and General Manager, IP Optical Networks Business Unit
Patrick Macken	48	Executive Vice President, Chief Legal Officer and Corporate Secretary
Steve McCaffery	55	Executive Vice President, Sales — EMEA and APAC Regions
Anthony Scarfo	61	Executive Vice President and General Manager, Cloud and Edge Business Unit
Biographical information regarding each executive officer other than Bruce W. McClelland is set forth below. Mr. McClelland’s biographical information is set forth above under the section entitled “Proposal 1 — Election of Directors.”
AGE 62
MIGUEL LOPEZ	EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

BACKGROUND
Ribbon Communications Inc.
■
Executive Vice President, Chief Financial Officer (July 2020 to present)

Vista Outdoor Inc., outdoor sports and recreation consumer products
■
Chief Financial Officer (2018 to April 2020)

Veritas Technologies, corporate software
■
Chief Financial Officer (2016 to 2017)

Harris Corporation, global defense contractor
■
Chief Financial Officer (2014 to 2016)

Aricent Group/KKR Private Equity, outsourced networked engineering services
■
Chief Financial Officer

Earlier in his career, he gained valuable experience as
■
Vice President, Finance at Cisco Systems

■
VP Business Development at Tyco Fire & Security

■
CFO of ADT Security North America

■
Director of Finance at IBM Corp

■
Auditor at KPMG

EDUCATION
■
Certified Public Accountant (1983)

■
MBA, University of Chicago

■
BSBA, Georgetown University

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AGE 63
STEVEN BRUNY	EXECUTIVE VICE PRESIDENT, SALES — AMERICAS REGION

BACKGROUND
Ribbon Communications Inc.
■
Executive Vice President, Sales — Americas Region (March 2020 to present)

■
Executive Vice President, Global Sales and Services (January 2019 to March 2020)

■
Interim Co-President and Chief Executive Officer (November 2019 to February 2020)

■
Executive Vice President, Global Operations (October 2017 to January 2019)

GENBAND
■
Chief Operating Officer (January 2015 to October 2017)

■
Senior Vice President of Major Accounts Sales

Aztek Networks, Inc., a telecommunications company
■
Chief Executive Officer (July 2005 to March 2012)

Connexn Technologies, Inc., a telecommunications company
■
Co-Founder

IGS, a telecommunications software supplier
■
Founder and CEO

Information Graphics Systems, Inc., a GIS software provider
■
Founder and CEO

EDUCATION
■
MBA, University of Colorado

■
BS, Colorado State University

AGE 57
SAM BUCCI	EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER, IP OPTICAL NETWORKS BUSINESS UNIT

BACKGROUND
Ribbon Communications Inc.
■
Executive Vice President and General Manager, IP Optical Networks Business Unit (September 2020 to present)

Nokia / Alcatel-Lucent, a global communications solutions company
■
Director optical networking business unit (1994 to 2020)

Nortel Networks, a global communications solutions company
■
served in the optical business unit in various senior product management, sales and business development roles over several years

EDUCATION
■
Bachelor of Engineering, with distinction, McGill University in Canada

AGE 48
PATRICK MACKEN	EXECUTIVE VICE PRESIDENT, CHIEF LEGAL OFFICER AND CORPORATE SECRETARY

BACKGROUND
Ribbon Communications Inc.
■
Executive Vice President, Chief Legal Officer and Corporate Secretary (June 2020 to present)

ARRIS International plc, a global communications solutions company
■
Senior Vice President, General Counsel and Secretary (2015 to 2019)

Troutman Sanders LLP (now Troutman Pepper Hamilton Sanders LLP)
■
Partner in the corporate practice

EDUCATION
■
JD, magna cum laude, Tulane Law School; member of the Order of the Coif

■
BA, Tulane University

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AGE 55
STEVE MCCAFFERY	EXECUTIVE VICE PRESIDENT, SALES — EMEA AND APAC REGIONS

BACKGROUND
Ribbon Communications Inc.
■
Executive Vice President, Sales — EMEA and APAC Regions (January 2021 to present)

GOT2, a consulting business
■
CEO (2019 to January 2021)

ARRIS International plc, a global communications solutions company
■
Director of international business (2013 to 2019)

Motorola Home, a global communications solutions company (acquired by ARRIS in 2013)
■
Vice President, Europe

Native Networks, a data company
■
Manager, Optical Networks business for EMEA

EDUCATION
■
BA, with honors, University of Warwick

AGE 61
ANTHONY SCARFO	EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER, CLOUD AND EDGE BUSINESS UNIT

BACKGROUND
Ribbon Communications Inc.
■
Executive Vice President and General Manager, Cloud and Edge Business Unit (2020 to present)

■
Executive Vice President, Products and Research and Development (January 2018 to March 2020)

Sonus
■
Executive Vice President, Services, Product Management and Corporate Development (October 2013 to October 2016)

■
Senior Vice President, Technology Development

■
Vice President and General Manager of Trunking, Policy and Business Development

■
Vice President of Business Development

Polycom, Inc., a communications and collaboration solutions provider
■
Vice President of Global Services Providers and System Integrators

ECI, communications platform provider
■
Chief Strategy Officer and Head of Global Channels

Juniper Networks, Inc., network infrastructure products and services
■
Vice President of Global Alliances and Partnerships

Lucent Technologies, communications networking company
■
held leadership roles, including VP Wireless Networking and VP Strategic Marketing

Additional experience:
■
AT&T Inc., a communications holding company

■
VTCSecure, a global communications solutions company — Member of the Advisory Board (2012 to present)

EDUCATION
■
MBA, Seton Hall University

■
BS, Manhattan College

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EXECUTIVE COMPENSATION
3	Proposal 3 — Approval, on a Non-Binding, Advisory Basis, of the Compensation of Our Named Executive Officers
The Board is dedicated to excellence in governance and is mindful of the interests our stockholders have in our executive compensation program. As part of that commitment and pursuant to the rules of the SEC, our stockholders are being asked to approve a non-binding advisory resolution on the compensation of our named executive officers. This proposal, which is typically called the “Say-on-Pay” proposal, offers stockholders the opportunity to express their opinions on our 2021 executive compensation program and policies for our named executive officers through the following resolution:
“RESOLVED, that the stockholders of Ribbon Communications Inc. (the “Company”) approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the “Compensation Discussion and Analysis” section and the accompanying compensation tables and the related narratives in the Proxy Statement for the Company’s 2022 annual meeting of stockholders.”
This vote is not intended to address any specific element of compensation, but rather the overall compensation policies and practices relating to the named executive officers. Even though the outcome of this advisory vote on the compensation of our named executive officers is non-binding, the Board and its Compensation Committee will, as they have done in prior years, consider the outcome of this vote when making future compensation arrangements. The outcome of this advisory vote does not overrule any decision by the Company or the Board (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board (or any committees thereof). At the annual meeting held in 2021, stockholders cast 92% of the votes “for” this proposal at that meeting.
We believe that for the reasons summarized in the “Compensation Discussion and Analysis” section of this Proxy Statement, we have a compensation program deserving of stockholder support. Unless the Board modifies its policy regarding the frequency of holding “say on pay” advisory votes, such votes will take place every year and the next such vote will occur at the 2023 Annual Meeting.
PROPOSAL 3	The Board of Directors recommends that stockholders vote FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers.
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4	Proposal 4 — Approval of the Amendment to the Ribbon Communications Inc. Amended and Restated 2019 Incentive Award Plan to Increase the Shares Available under the Plan
Our Board believes that the future success of Ribbon depends, in large part, on our ability to maintain a competitive position in attracting, retaining and motivating key employees with relevant experience and superior ability. In June 2019, our stockholders approved the Ribbon Communications Inc. 2019 Incentive Award Plan (the “2019 Plan”), and further approved the amendment and restatement of the 2019 Plan in June 2020 (the “Amended and Restated 2019 Plan”). Awards granted under the Amended and Restated 2019 Plan are intended to attract, retain and motivate personnel who are expected to make important contributions to the Company, thereby promoting stockholder interests and enhancing stockholder value. On March 30, 2022, our Board adopted, subject to stockholder approval, an amendment to the Amended and Restated 2019 Plan (the “Plan Amendment” and, together with the Amended and Restated 2019 Plan, the “Stock Incentive Plan”) to increase the number of available shares.
PROPOSAL 4	The Board of Directors recommends that stockholders vote FOR the approval of the Plan Amendment.
Summary of Material Change to the Amended and Restated 2019 Plan
The proposed Plan Amendment would:

Increase in Aggregate Share Limit
Our Amended and Restated 2019 Plan currently limits the aggregate number of shares of our common stock that may be issued pursuant to all awards granted under the Amended and Restated 2019 Plan to 15,551,611 shares, plus any shares subject to outstanding awards under the Prior Plans (as defined in the Amended and Restated 2019 Plan) which may become available for issuance under the Amended and Restated 2019 Plan as a result of such outstanding awards expiring or terminating or being cancelled or forfeited for any other reason pursuant to the terms of the Prior Plans (“Prior Plan Awards”). Our Plan Amendment will increase this limit by an additional 10,000,000 shares so that the new aggregate share limit for the Amended and Restated 2019 Plan will be 25,551,611 shares, plus any shares subject to Prior Plan Awards, which have, or may in the future, become available for issuance under the Amended and Restated 2019 Plan as a result of such Prior Plan Awards expiring or terminating or being cancelled or forfeited for any other reason pursuant to the terms of the Prior Plans.

When we requested stockholders to approve the Amended and Restated 2019 Plan at our 2020 annual meeting of stockholders, we expected the aggregate share reserve under the Amended and Restated 2019 Plan to provide us with sufficient shares for awards through 2021, which it has. However, with the Company’s expansion of the number employees receiving awards under the Amended and Restated 2019 Plan, competitive market conditions for retention of employees and the price of our shares, we now anticipate that the existing share reserve under the Amended and Restated 2019 Plan will not be sufficient for awards through the 2022 Annual Meeting. As a result, we are requesting, through approval of the Plan Amendment, an increase in the aggregate share reserve under the Amended and Restated 2019 Plan, which we expect will be sufficient shares for awards for at least the remainder of 2022 and 2023, assuming we continue to grant awards consistent
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with our current practices and historical usage, as reflected in our historical share usage rate, and experience some increase in our stock price from the current level. Note, however, that future circumstances may require us to change our current equity grant practices and the sufficiency of the share reserve will be dependent on, among other things, the price of our shares, the occurrence of mergers or acquisitions, hiring activity, and forfeitures of outstanding awards.
We cannot predict our future equity grant practices, the future price of our shares, future merger or acquisition activity, future hiring activity or the future forfeitures of outstanding awards with any degree of certainty at this time, and the share reserve under the Stock Incentive Plan, as increased pursuant to the Plan Amendment, could last for a shorter or longer time period. If stockholders do not approve the Plan Amendment, the existing Amended and Restated 2019 Plan will remain in effect in its current form. However, there will be insufficient shares available under the Amended and Restated 2019 Plan to make additional awards in 2022 and annual awards in 2023 and to provide grants to critical new hires. In this event, the Compensation Committee may be required to revise its compensation philosophy and formulate other cash-based programs to attract, retain, and compensate key employees, non-employee directors and critical new hires.
Attached as Appendix A to this Proxy Statement is a copy of the Plan Amendment. This description of the effect of the proposed Plan Amendment and the Stock Incentive Plan is a summary and is qualified by the full text of the Plan Amendment and the Amended and Restated 2019 Plan.
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Reasons to Adopt the Proposed Plan Amendment
Reasons
1
Shares currently available under the Amended and Restated 2019 Plan are insufficient to meet our current needs based on our historical grant rate, our recent growth and our anticipated hiring and retention needs.

■
We believe that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, motivating and retaining key employees, consultants, officers and directors who are expected to make important contributions to the Company and by providing such key employees, consultants, officers and directors with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of our stockholders. If we are not able to provide long-term equity value to our key employees, consultants, officers and directors, we will risk losing a capable and proven workforce. Based on our history of grants over the last several years and our current grant practices, the shares currently available under the Amended and Restated 2019 Plan are not sufficient to meet our needs through the 2022 Annual Meeting. In addition, other factors affecting share usage under the Amended and Restated 2019 Plan include:

(i)
an expansion of employees receiving awards as we adjusted our compensation practices to reflect market conditions and better align employee interests with those of our stockholders;

(ii)
the decrease in the share price of our common stock since January 2022; and

(iii)
the critical need to retain executives and employees during these uncertain times.

2	Stock-based incentive compensation encourages and rewards performance while aligning our key employees’, consultants’, officers’ and directors’ interests with those of our stockholders.
■
We continue to believe that alignment of the interests of our stockholders and our key employees, consultants, officers and non-employee directors is best advanced through the issuance of equity incentives as a portion of their total compensation. Stock-based incentive compensation encourages and rewards performance by increasing the value of their compensation if our stock performance improves. This results in key employees, consultants, officers and non-employee directors being motivated to increase our share price.

3	Stock-based incentive compensation supports long-term tenure.
■
We believe that delivering a portion of total compensation in the form of equity compensation helps to encourage a long-term view. Imposing vesting requirements also encourages long-term retention, which is beneficial to our growth and success. We believe it is imperative to maintain the continued ability to use equity compensation to motivate existing high-performing employees, hire additional qualified employees and align the interests of our key employees, consultants, officers and directors with those of our stockholders. With the ECI acquisition, our workforce has nearly doubled in size and therefore we now believe it is important to reserve additional shares under the Amended and Restated 2019 Plan to retain and incentivize our executives and employees.

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Highlights of the Stock Incentive Plan (as Proposed to be Amended)
Consistent with the existing Amended and Restated 2019 Plan, the following reflects certain highlights of the Stock Incentive Plan:
Highlights	Description
NO “EVERGREEN” PROVISION	■ Shares authorized for issuance under the Stock Incentive Plan are not automatically replenished.
NO LIBERAL SHARE COUNTING	■ The Stock Incentive Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an award or to satisfy tax withholding requirements with respect to any award.
NO REPRICING OF STOCK OPTIONS OR STOCK APPRECIATION RIGHTS
■
The Stock Incentive Plan prohibits the direct or indirect repricing of stock options or stock appreciation rights (“SARs”) without stockholder approval, including a prohibition on the exchange of “underwater” stock options or SARs for a cash payment or other awards.

NO DISCOUNTED STOCK OPTIONS OR STOCK APPRECIATION RIGHTS
■
All stock options and SARs (other than substitute awards) must have an exercise price or measurement price equal to or greater than the fair market value of the underlying common stock on the grant date.

MINIMUM ONE-YEAR VESTING PERIOD ON ALL AWARDS
■
Awards under the Stock Incentive Plan are subject to a minimum vesting period of one year, except awards granted, in the aggregate, for up to 5% of the maximum number of authorized shares under the Stock Incentive Plan and awards subject to certain other limited exceptions.

AWARDS SUBJECT TO FORFEITURE/CLAWBACK
■
All awards granted under the Stock Incentive Plan and payments made thereunder are subject to the Company’s Clawback Policy or any other clawback policy established from time to time by the Company.

NO DIVIDENDS OR DIVIDEND EQUIVALENTS ON UNVESTED AWARDS	■ No participant will be paid dividends or dividend equivalents with respect to any award unless and until the applicable vesting conditions have been satisfied.
NO “LIBERAL” CHANGE IN CONTROL DEFINITION
■
The change in control definition in the Stock Incentive Plan is not “liberal” and, for example, would not occur merely upon stockholder approval of a transaction. A change in control must actually occur in order for the change in control provisions in the Stock Incentive Plan to be triggered.

ADMINISTRATION BY AN INDEPENDENT COMMITTEE	■ Administration of the Stock Incentive Plan has been delegated to the Compensation Committee, which is comprised of independent directors.
MATERIAL AMENDMENTS REQUIRE STOCKHOLDER APPROVAL
■
Stockholder approval is required prior to an amendment of the Stock Incentive Plan that would:

(i)
materially increase the number of shares available,

(ii)
expand the types of available awards, or

(iii)
materially expand the class of participants eligible to participate.

Analysis of Share Reserve
In approving the Plan Amendment, the Compensation Committee and our Board, respectively, reviewed and relied upon the analysis prepared by Frederic W. Cook & Co., Inc. (“FW Cook”), the Compensation Committee’s independent compensation consultant, which analyzed the costs of the plan, the Company’s past practices regarding its equity compensation program (including share usage rate), provisions associated with the Stock Incentive Plan and trends, as well as practices of
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Company peers and other companies. Specifically, the Compensation Committee and our Board considered, among other things, the information set forth below.
Stock Available for Awards
The Stock Incentive Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-statutory stock options, SARs, restricted stock, restricted stock units, and other stock unit awards and performance awards as described below (collectively referred to as “awards”). Awards may be made under the Amended and Restated 2019 Plan, prior to the Plan Amendment, for an aggregate number of shares equal to 15,551,611, plus any shares subject to Prior Plan Awards (which totaled 105,495 shares as of April 1, 2022) which may, in the future, become available for issuance as a result of such Prior Plan Awards expiring or terminating or being cancelled or forfeited for any other reason pursuant to the terms of the Prior Plans.
There were 4,690,962 shares available for future issuance under the Amended and Restated 2019 Plan as of April 1, 2022.
Our Board has approved, and recommends that stockholders approve, an increase of 10,000,000 shares so that the new aggregate share limit for the Stock Incentive Plan will be 25,551,611 shares, plus any shares subject to Prior Plan Awards, which have, or may in the future, become available for issuance under the Stock Incentive Plan as a result of such Prior Plan Awards expiring or terminating or being cancelled or forfeited for any other reason pursuant to the terms of the Prior Plans.
Share Usage and Overhang
The following table sets forth information regarding all awards, including stock options, restricted and fully-vested shares, restricted share units, and performance stock units granted over each of the last three fiscal years:
Equity Award Information	2021	2020	2019	3-Year Average
Stock Options/SARs Granted	—	—	—	—
Stock-Settled Time-Vested Restricted Shares/Units Granted	3,268,789	6,550,106	2,828,832	4,215,909
Stock-Settled Performance-Based Stock Units Earned	1,557,656	323,752	9,466	630,291
Weighted-Average Basic Common Shares Outstanding	147,574,662	138,967,300	109,734,118	132,091,987
Share Usage Rate	3.3%	4.9%	2.6%	3.7%
The Board recognizes that the increase in the number of shares under the Stock Incentive Plan will result in additional dilution or “overhang” for our stockholders, although we believe that the incremental dilution would be appropriate to continue to, among other things, recruit, motivate and retain our employees, non-employee directors, consultants and advisors. As commonly calculated, the total potential overhang resulting from the adoption of the Stock Incentive Plan would be approximately 14.1%, with the incremental overhang resulting from the share increase due
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to Plan Amendment equal to approximately 5.7%. This overhang is calculated as follows, as of December 31, 2021 (unless otherwise noted):
(a) Stock Options Outstanding	184,169
Weighted-Average Exercise Price of Outstanding Stock Options	$13.25
Weighted-Average Remaining Term of Outstanding Stock Options (Years)	2.59
(b) Total Stock-Settled Full-Value Awards Outstanding	10,377,487
(c) Shares Remaining Available for Future Issuance(1)	4,090,946
(d) Incremental Share Request Subject to Stockholder Approval	10,000,000
(e) Total Shares Authorized for, or Outstanding Under, Equity Awards (a + b + c + d)	24,652,602
(f) Common Shares Outstanding as of the Record Date of April 1, 2022	150,111,958
(g) Total Fully-Diluted Overhang (e / (e + f))	14.1%

(1)
Amount includes 4,090,046 shares of common stock were available for issuance under the Amended and Restated 2019 Plan and 105,495 shares available for issuance under the Edgewater Networks, Inc. Amended and Restated 2002 Stock Option Plan, as amended (assumed in connection with the Company’s August 3, 2018 acquisition of Edgewater) (the “2002 Plan”). The Company does not intend to make any future grants under the 2002 Plan.

In 2020, in connection with Mr. McClelland’s commencement of employment, the Company awarded him 462,963 restricted stock units and 4,750,000 performance stock units. These restricted stock units and performance stock units were not granted pursuant to the Amended and Restated 2019 Plan, but may materially affect the current overhang for our stockholders.
In light of the factors described above and the fact that the ability to continue to grant equity compensation is integral to our ability to continue to attract and retain talented employees in the markets in which we compete, the Compensation Committee and our Board have determined that the size of the share reserve under the Stock Incentive Plan, is reasonable and appropriate at this time. The Board will not create a subcommittee to evaluate the risks and benefits for issuing the additional authorized shares requested.
Our Board believes that approving the Plan Amendment is appropriate and in the best interests of stockholders given, among other things, (i) the recent expansion of employees receiving awards under the Stock Incentive Plan; (ii) our current expectations of the number of shares likely to be needed for future grants, (iii) the importance of equity as a proportion of total compensation; and (iv) the need to effectively incent and motivate our employees and other service providers to drive stockholder value creation.
Equity Compensation Plan Information
The following table provides information as of December 31, 2021 with respect to the shares of our common stock that may be issued under our existing equity compensation plans:
	(A)	(B)	(C)
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrant and Rights ($)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) ($)
Equity Compensation Plans Approved by Stockholders	6,960,820(1)	—	3,985,451(2)
Equity Compensation Plans Not Approved by Stockholders	3,600,836(3)	13.25(4)	105,495(5)
Total	10,561,656		4,090,946

(1)
Consists of 5,389,611 RSUs and 1,571,209 PSUs at target, none of which have voting or other rights of ownership under the Amended and Restated 2019 Plan.

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(2)
Consists of shares available for future issuance under the Amended and Restated 2019 Plan. In addition to being available for future issuance upon exercise of options that may be granted after December 31, 2021, the shares available under the Amended and Restated 2019 Plan may also be issued in the form of restricted stock, RSUs, PSUs, stock appreciation rights or other equity-based awards.

(3)
Includes 3,416,667 PSUs (the “Inducement PSUs”) issued to Mr. McClelland on March 15, 2020 as a material inducement for his employment. The Inducement PSUs were approved by the Compensation Committee in reliance on the employment inducement exception to stockholder approval provided under Nasdaq Listing Rule 5635(c)(4). Also includes 113,674 options outstanding under the 2008 Stock Incentive Plan (the “2008 Plan”, which was assumed in connection with the Company’s August 24, 2012 acquisition of Network Equipment Technologies, Inc. (“NET”)), 28,800 options outstanding under the 2012 Amended Performance Technologies, Incorporated Omnibus Incentive Plan (the “2012 Plan”, which was assumed in connection with the Company’s February 19, 2014 acquisition of Performance Technologies, Incorporated (“PT”)), and 41,695 options outstanding under the 2002 Stock Option Plan (the “2002 Plan”, which was assumed in connection with the Company’s August 3, 2018 acquisition of Edgewater Networks, Inc. (“Edgewater”) and, together with the 2008 Plan, the 2012 Plan, the 2002 Plan and the Company’s Amended and Restated Stock Incentive Plan (the “2007 Equity Plan”), the “Prior Plans”). These amounts include options that were either outstanding as of the respective dates of acquisition of NET, PT and Edgewater and assumed by the Company or granted under either the 2008 Plan or the 2012 Plan since the respective acquisition dates. No future awards may be granted under either the 2008 Plan or the 2012 Plan.

(4)
Represents the weighted average exercise price for options to purchase the Company’s common stock outstanding under the 2008 Plan, the 2012 Plan and the 2002 Plan.

(5)
Consists of shares available for future issuance under the 2002 Plan, which is further described in Note 20 to our 2021 Annual Report. The Company does not intend to make any future grants under the 2002 Plan. At the Company’s annual stockholder meeting on June 5, 2019, the Company’s stockholders approved the 2019 Plan that, among other matters, transferred all shares for future issuance from each of the Prior Plans and provided that any outstanding awards under the Prior Plans that expire, are terminated, cancelled, surrendered or forfeited, or are repurchased by the Company at their original issuance price pursuant to a contractual repurchase right under the Prior Plans will be returned to the Amended and Restated 2019 Plan.

Summary of the Stock Incentive Plan (as Proposed to Be Amended)
The following is a summary of the material terms of the Stock Incentive Plan, as proposed to be amended, and is qualified by its entirety by the full text of the Plan Amendment, a copy of which is attached as Appendix A to this Proxy Statement. References to our Board in this summary include the Compensation Committee or any similar committee appointed by our Board to administer the Stock Incentive Plan.
Shares Available for Issuance Under the Stock Incentive Plan
Awards may be made under the Stock Incentive Plan, after the Plan Amendment, for an aggregate number of shares equal to 25,551,611 shares, plus any shares subject to outstanding awards under the Prior Plans as of the date on which our stockholders approved the 2019 Plan, which may become available for issuance under the Stock Incentive Plan as a result of such outstanding awards expiring or terminating or being cancelled or forfeited for any other reason pursuant to the terms of the Prior Plans (as described below). The number of shares issuable under the Stock Incentive Plan is subject to adjustment for changes in capitalization, including stock splits and other similar events. No more than 25,551,611 shares of common stock may be issued as incentive stock options under the Stock Incentive Plan.
If an award expires, terminates, is surrendered or cancelled or otherwise results in shares not being issued, the unused shares covered by such award will generally become available for future grant under the Stock Incentive Plan. However, any shares tendered to pay the exercise price of an award or to satisfy a tax withholding obligation will not become available for future grant under the Stock Incentive Plan. Furthermore, any shares repurchased by us on the open market using the proceeds from the exercise of an award will not increase the number of shares available for the future grant of awards under the Stock Incentive Plan. In addition, shares subject to a SAR that are not
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issued in connection with its share settlement on exercise thereof will not increase the number of shares of common stock available for the future grant of awards under the Stock Incentive Plan.
If any award (or award under the Prior Plans) expires or is terminated, surrendered or canceled without having been fully exercised, is cash-settled, is forfeited in whole or in part (including as the result of shares of common stock subject to such award (or award under a Prior Plan) being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), then shares of common stock covered by such award (or award under a Prior Plan) will, to the extent of such termination, surrender, cancellation, cash-settlement or forfeiture, again become available for the grant of awards under the Stock Incentive Plan.
In connection with a corporate transaction with another entity, such as a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our Board may grant awards under the Stock Incentive Plan in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our Board determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the Stock Incentive Plan (subject to compliance with the applicable requirements of Section 424 of the Code and Section 409A of the Code (together with the Department of Treasury regulations and other interpretive guidance issued thereunder, “Section 409A”)). No such substitute awards will count against the overall share limits described above, except as required by Section 422 and related provisions of the Code.
Administration of the Stock Incentive Plan
The Stock Incentive Plan is administered by our Board, which has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Stock Incentive Plan and to interpret the provisions of the Stock Incentive Plan. Pursuant to the terms of the Stock Incentive Plan and to the extent permitted by applicable law, our Board may delegate authority under the Stock Incentive Plan to one or more committees or subcommittees of our Board. Our Board has authorized the Compensation Committee to administer the Stock Incentive Plan.
Subject to any applicable limitations contained in the Stock Incentive Plan, our Board, the Compensation Committee, or any other committee to whom our Board delegates authority, as the case may be, selects the recipients of awards and determines the terms of the awards.
Subject to any requirements of applicable law, our Board may delegate to one or more of our officers the power to grant awards to our employees, officers, and non-executive directors (each, a “Director”), as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act or any successor form) and to exercise such other powers under the Stock Incentive Plan as our Board may determine; provided that our Board will fix the maximum number of shares subject to awards that the officers may grant, and the time period in which such awards may be granted. No officer shall be authorized to grant awards to himself or herself or any of our other officers.
Our Board may make equitable adjustments in connection with the Stock Incentive Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, combination or exchange of shares, consolidation, reclassification of shares, spin-offs and other similar changes in capitalization or event, or any other dividend or distribution other than an ordinary cash dividend, or any other change affecting the shares of common stock or the share price of the common stock (other than an Equity Restructuring, as such term is defined below). In the event of an Equity Restructuring, the Company will equitably adjust in the manner determined by our Board the number and class of security subject to each outstanding award and the exercise or purchase price thereof, if applicable (and such adjustments shall be nondiscretionary and final and binding) and/or the aggregate number and class of security that may be issued under the Stock Incentive Plan (including, without limitation, any share counting provisions related thereto). “Equity Restructuring” means a nonreciprocal transaction between the Company and our stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of common stock (or other securities of the Company) or the share price of common stock (or other securities) and causes a change in the per-share value of the common stock underlying outstanding awards.
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The Stock Incentive Plan also contains provisions addressing the consequences of a Reorganization Event, which is defined as:
(i)
any merger or consolidation of the Company with or into another as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled;

(ii)
any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction;

(iii)
any liquidation or dissolution of our Company; or

(iv)
certain capitalization events described in the Amended and Restated 2019 Plan or any other unusual or nonrecurring transaction or event affecting the Company or any of its subsidiaries (or their respective financial statements).

In connection with a Reorganization Event, our Board may take any one or more of the following actions as to all or any (or any portion of) outstanding awards, on such terms as our Board determines:
■
provide that awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

■
upon written notice, provide that all unexercised awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised within a specified period following the date of such notice;

■
provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such Reorganization Event;

■
in the event of a Reorganization Event under the terms of which holders of our common stock will receive upon consummation thereof a payment of cash and/or property for each share surrendered in the Reorganization Event (the value of such payment, the “Acquisition Price”), make or provide for a payment of cash and/or property to an award holder with a value equal to the excess, if any, of (A) the Acquisition Price times the number of shares of common stock subject to the holder’s awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding awards and any applicable tax withholdings, in exchange for the termination of such awards (and, if as of the Reorganization Event, our Board determines in good faith that there is no such excess with respect to an award, then such award may be terminated by the Company without payment);

■
provide that awards will be replaced with other rights or property selected by our Board (including in connection with a liquidation or dissolution of our company, conversion into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings);

■
provide that awards cannot vest, be exercised or become payable after the Reorganization Event; and

■
any combination of the foregoing.

In taking any of the actions permitted directly above, the Board is not obligated by the Stock Incentive Plan to treat identically all awards, all awards held by a holder of such awards or all awards of the same type.
The Stock Incentive Plan also contains provisions addressing a Change in Control and our Board’s authority to determine whether a Change in Control has occurred pursuant to the below definition, the date of the occurrence of a Change in Control, and any incidental matters related thereto. Under the Stock Incentive Plan, a Change in Control means:
(i)
a transaction or series of transactions (other than an offering of common stock to the general public through a registration statement filed with the SEC) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of

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Rules 13d-3 and 13d-5 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control under the Amended and Restated 2019 Plan:
(A)
any acquisition by the Company;

(B)
any acquisition by an employee benefit plan maintained by the Company,

(C)
any acquisition which is not a Change in Control under subsection (iii) below as a result of compliance with subsections (A), (B) and (C) of subsection (iii) below; or

(D)
in respect of an award held by a particular participant, any acquisition by the participant or any group of persons including the participant (or any entity controlled by the participant or any group of persons including the participant); or

(ii)
the Incumbent Directors cease for any reason to constitute a majority of our Board;

(iii)
the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(A)
which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities,

(B)
after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this subsection (B) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and

(C)
immediately after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of our Board’s approval of the execution of the initial agreement providing for such transaction; or

(iv)
The effective date of a liquidation or dissolution of the Company.

“Incumbent Directors” means for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute our Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsection (i) or (iii) above) whose election or nomination for election to our Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than our Board shall be an Incumbent Director.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any award (or any portion of an award) that provides for the deferral of compensation that is
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subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (i), (ii), (iii) or (iv) above with respect to such award (or portion thereof) will only constitute a Change in Control for purposes of the payment timing of such award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
Our Board may at any time provide that any award will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, including, without limitation, (A) upon the death or disability of the holder of such award or (B) in connection with an Acquisition of the Company (as defined in the Stock Incentive Plan).
Except as otherwise provided in the Stock Incentive Plan with respect to repricing outstanding stock options or SARs, our Board may amend, modify or terminate any outstanding award, including but not limited to, substituting another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a non-statutory stock option, provided that the participant’s consent to any such action will be required unless our Board determines that the action, taking into account any related action, would not materially and adversely affect the participant or the change is otherwise permitted under the terms of the Amended and Restated 2019 Plan in connection with a change in capitalization or Reorganization Event.
Descriptions of Awards
The Stock Incentive Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options, SARs, restricted stock, RSUs and other stock unit awards and performance awards as described below.
INCENTIVE STOCK OPTIONS AND NON-STATUTORY STOCK OPTIONS
Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options must be granted at an exercise price that is not less than the fair market value of our common stock at the close of trading on the date of grant. Options may not be granted for a term in excess of 10 years; provided that, notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an option (other than an incentive stock option) (i) the exercise of the option is prohibited by applicable law, as determined by the Company, or (ii) shares of common stock may not be purchased or sold by the applicable participant due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the option shall be extended until the date that is thirty (30) days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, the extension will not last beyond the term of the applicable option (which will in no event exceed 10 years from the date of grant). The Stock Incentive Plan permits the following forms of payment for the exercise price of options: payment by cash or check (if determined appropriate by the Company, electronic payment); via broker-assisted sale; subject to certain conditions and if permitted by our Board, withholding of shares of our common stock otherwise issuable under an award or surrender to the Company of shares of our common stock held by the optionee; any other lawful means as provided for in the applicable option agreement or approved by the Board; or any combination of these forms of payment. Stock options granted under the Stock Incentive Plan may not provide for the payment or accrual of dividend equivalents or contain any provision entitling the grantee to the automatic grant of additional stock options in connection with the exercise of the original stock option.
STOCK APPRECIATION RIGHTS
A SAR is an award entitling the holder, upon exercise, to receive an amount in common stock or cash or a combination thereof determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of common stock over the exercise price, which may not be
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less than the fair market value of the common stock on the date the SAR is granted. SARs may be granted independently or in tandem with an option granted under the Stock Incentive Plan. Each SAR granted under the Stock Incentive Plan will be exercisable subject to terms and conditions as the Board may specify in the applicable SAR agreement; provided that, notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an SAR (i) the exercise of the SAR is prohibited by applicable law, as determined by the Company, or (ii) shares of common stock may not be purchased or sold by the applicable participant due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the SAR will be extended until the date that is thirty (30) days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, that the extension will not last beyond the term of the applicable SAR (which, in no event will exceed 10 years from the date of grant) SARs granted under the Stock Incentive Plan may not provide for the payment or accrual of dividend equivalents or contain any provision entitling the grantee to the automatic grant of additional SARs in connection with the exercise of the original SAR.
RESTRICTED STOCK AWARDS
Restricted stock awards entitle recipients to acquire shares of common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price or to require forfeiture if issued at no cost if the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established by the Board for such award. Our Board will determine the terms and conditions of the applicable award, including the conditions for vesting and repurchase and the issue price, if any. Any dividends, whether paid in cash, stock or property, declared and paid by us with respect to shares of restricted stock will be paid to a participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on unvested dividends.
RESTRICTED STOCK UNIT AWARDS
RSU awards entitle the recipient to receive shares of common stock or cash to be delivered at the time such award vests pursuant to the terms and conditions established by our Board. The award agreement for RSUs may provide the participant with a right to receive dividend equivalents, which will be subject to the same restrictions on transfer and forfeitability as the underlying RSUs. No interest will be paid on dividend equivalents.
OTHER STOCK OR CASH-BASED AWARDS
Under the Stock Incentive Plan, our Board has the right to grant other awards of shares of common stock and other awards that are valued in whole or in part by reference to, or otherwise based on, shares of common stock or other property (“Other Stock-Based Awards”), which may include, without limitation, deferred shares or deferred stock units, as well as cash payments and other cash bonus awards (“Cash-Based Awards”), and dividend equivalents and awards entitling recipients to receive shares of common stock or cash to be delivered in the future (collectively, “Other Stock- Based Awards and Cash-Based Awards”). Other Stock-Based Awards and Cash-Based Awards will have such terms and conditions as our Board may determine. An Other Stock-Based Award may provide the participant with a right to receive dividend equivalents, which may be settled in cash and/or shares of common stock and will be subject to the same restrictions on transfer and forfeitability as the underlying Other Stock-Based Award. No interest will be paid on dividend equivalents.
PERFORMANCE AWARDS
Under the Stock Incentive Plan, any award may be made subject to the achievement of performance goals. For any performance award, our Board may specify that the degree of vesting, settlement and/or payout (or other term or condition of the performance award) shall be subject to the achievement of one or more performance measures established by the Board, which may include, without limitation, the relative or absolute attainment of specified levels of one or any combination of the following:
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■
bookings,

■
backlog,

■
revenue,

■
gross margin ($),

■
gross profit (%),

■
operating expenses,

■
operating income (loss),

■
net income (loss),

■
earnings (loss) per share,

■
earnings before interest, taxes, depreciation and/or amortization (“EBITDA”),

■
adjusted EBITDA,

■
earnings before interest and/or taxes (“EBIT”),

■
adjusted EBIT,

■
cost reduction or savings,

■
productivity ratios or other similar metrics,

■
performance against budget,

■
cash flow from operations,

■
stock price,

■
financial ratings,

■
financial metrics and ratios,

■
exit rate operating metrics,

■
total stockholder return (whether in the absolute or measured against or in relationship to other companies comparably, similarly or otherwise situated),

■
regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product),

■
implementation or completion of critical projects,

■
economic value or economic value added,

■
customer satisfaction,

■
working capital targets,

■
organization/transformation metrics,

■
return measures (including but not limited to, return on assets, capital, invested capital, equity, sales or revenue),

■
market share, and

■
any other objective or subjective measure determined by our Board.

The Board may specify that such performance measures shall be adjusted to consider events or circumstances determined appropriate by the Board. Performance measures may vary by participant and may be different for different awards and may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Board. Performance measures may be calculated on generally accepted accounting principles (“GAAP”) or non-GAAP basis or otherwise in accordance with applicable accounting principles or such other methodology as determined appropriate by our Board.
Additional Plan Terms
Restrictions on Repricings
Unless approved by our stockholders, our Board may not:
(i)
lower the exercise price of an option or a SAR;

(ii)
cancel an option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change in control); or

(iii)
take any other action with respect to an option or SAR that would be treated as repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of common stock are listed.

Transferability of Awards
Awards, other than vested shares of restricted stock, may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or
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by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the holder of an award, awards, other than vested shares of restricted stock, are exercisable only by such holder. Our Board may permit the gratuitous transfer of an award by the holder of an award to or for the benefit of any immediate family member, family trust or other entity established for the benefit of such holder or an immediate family member of such holder if, with respect to such transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the common stock subject to such award under the Securities Act of 1933, as amended.
Eligibility to Receive Awards
Our employees, non-employee directors, consultants and advisors and those of our subsidiaries are eligible to be granted awards under the Stock Incentive Plan.
As of April 1, 2022, approximately 3,600 employees, 7 non-employee directors and zero consultants and advisors were eligible to receive awards under the Stock Incentive Plan, including our executive officers and non-employee directors. On April 1, 2022, the last reported sale price of common stock on the Nasdaq Global Select Market was $3.12.
Director Award Limit
During any calendar year, the sum of the grant date fair value of awards and the amount of any cash fees granted or paid to non-employee directors in respect of such director’s services for such year, may not exceed $650,000, provided that the Board may make exception to such limit in extraordinary circumstances.
Clawback Policy
All awards granted under the Stock Incentive Plan are subject to clawback pursuant to the Company’s Clawback Policy and any other clawback policy that the Company may adopt in the future.
Minimum Vesting Periods
Under the Stock Incentive Plan, no award (other than cash-based awards) will vest earlier than the first anniversary of its date of grant; provided, however, such minimum vesting requirement will not apply to:
(i)
any substitute award,

(ii)
shares of common stock delivered in lieu of full-vested cash-based awards (or other cash awards or payments),

(iii)
awards to non-employee directors of the Company that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and

(iv)
any additional awards our Board may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Stock Incentive Plan (subject to adjustment for certain capitalization and reorganization events); and, provided, further, that the foregoing restriction does not apply to our Board’s discretion to provide for accelerated exercisability or vesting of any awards upon:

(A)
the death or disability of a participant,

(B)
in connection with retirement, termination of employment or other separation from service, or

(C)
in connection with a change in control.

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Treatment of Dividends and Dividend Equivalents on Unvested Awards
Notwithstanding any other provision of the Stock Incentive Plan to the contrary, with respect to any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity award is outstanding, such dividends (or dividend equivalents) shall either:
(i)
not be paid or credited with respect to such award, or

(ii)
be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and shall only be paid at the time or times such vesting requirement(s) are satisfied.

Provisions for Foreign Participants
Our Board may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Stock Incentive Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
Effective Date and Term of New Plan; Amendment or Termination
The Stock Incentive Plan will be adopted upon stockholder approval at our 2022 Annual Meeting. Our Board may at any time amend, suspend or terminate the Stock Incentive Plan; provided that, to the extent determined by our Board, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement will become effective until such stockholder approval is obtained. No awards will be granted under the Stock Incentive Plan after June 4, 2029, but awards previously granted thereunder may extend beyond that date.
New Plan Benefits/Interest of Certain Persons
Stockholders should understand that our executive officers and non-employee directors may be considered to have an interest in the approval of the Plan Amendment because they may in the future receive awards under such plan. In particular, to the extent the Plan Amendment is approved by our stockholders, certain of our named executive officers, other executive officers, non-executive directors and non-executive officer employees are expected to receive certain RSU and PSU grants in the amounts set forth below:
Name and Position	Dollar Value(1) ($)	Number of Shares (#)
Bruce McClelland, President and Chief Executive Officer	—	—
Miguel Lopez, Executive Vice President and Chief Financial Officer	1,393,750	—
Sam Bucci, Executive Vice President and General Manager, IP Optical Networks Business Unit	1,342,465	—
Steven McCaffery, Executive Vice President, Sales — EMEA and APAC Regions	998,980	—
Patrick Macken, Executive Vice President, Chief Legal Officer and Secretary	1,100,000	—
Executive Group	7,650,770	—
Non-Executive Director Group	720,000	—
Non-Executive Officer Employee Group	3,500,000	—

(1)
Number of shares underlying awards is not determinable at this time and will be determined by dividing the dollar value of each individual’s grant by the closing price of our common stock on the date of grant.

The benefits that will be received by participants, including the named executive officers, other executive officers, non-executive directors and other non-executive officer employees, under the
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Stock Incentive Plan will depend on a variety of factors, including the fair market value of the Company’s common stock at various future dates and the Board’s or Compensation Committee’s discretion in granting awards. Therefore, except as set forth in the table above, it is not possible to determine the benefits that will be received by or allocated to, any participants, including the name executive officers, other executive officers, non-executive directors and other non-executive officer employees if the Plan Amendment is approved by our stockholders. For additional information regarding our equity grants in 2021, please see the tables entitled “Grants of Plan-Based Awards” and “Director Compensation” in this Proxy Statement.
U.S. Federal Income Tax Consequences
The following summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the Stock Incentive Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws or assumptions could alter the tax consequences described below.
Incentive Stock Options
A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or a 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under the section entitled “Non-Statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.
A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Non-Statutory Stock Options
A participant will not have income upon the grant of a non-statutory stock option. A participant will have ordinary income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.
Stock Appreciation Rights
A participant will not have income upon the grant of a SAR. A participant will recognize ordinary income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was
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exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Restricted Stock Awards
A participant will not have income upon the grant of restricted stock unless the participant voluntarily makes an election under Section 83(b) of the Code within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have ordinary income equal to the value of the stock on the date of grant less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant, if a timely Section 83(b) election has been made.
If the participant does not make a Section 83(b) election, then when the stock vests (i.e., the transfer restrictions and forfeiture provisions lapse) the participant will have ordinary income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date, if no Section 83(b) election has been made. Any capital gain or loss will be long-term if the participant held the stock for more than one year following:
(i)
the day after the grant date if a timely Section 83(b) election has been made, or

(ii)
the day after the vesting date if no Section 83(b) election has been made, and otherwise will be short-term.

Restricted Stock Units
A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the RSU vests, the participant will have income on the vesting date in an amount equal to the amount of cash received or the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Other Stock- or Cash-Based Awards and Performance Awards
The tax consequences associated with any other stock- or cashed-based award or performance award granted under the Stock Incentive Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.
Tax Consequences to the Company
There will be no tax consequences to us except that we will be entitled to a deduction when a participant has ordinary income. Any such deduction may be subject to the limitations of Sections 162(m) of the Code.
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Compensation Discussion and Analysis
The following discussion and analysis contain statements regarding performance targets and goals of the Company. These targets and goals are discussed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. Investors should not apply these statements to other contexts.
CD&A CONTENTS
56	OVERVIEW
56	2021 NAMED EXECUTIVE OFFICERS
57	SALES LEADERSHIP TRANSITION
57	EXECUTIVE SUMMARY OF 2021 EXECUTIVE COMPENSATION DECISIONS
58	Executive Compensation Highlights
58	Our Guiding Compensation Philosophy
59	Consideration of Stockholder Say-on-Pay Vote
60	OVERVIEW OF THE COMPANY’S COMPENSATION PROGRAM
60	Who Oversees the Company’s Compensation Program?
61	Competitive Benchmarking
61	COMPENSATION COMPONENTS
62	Compensation Mix
62	How Target Levels of Compensation Are Determined
63	2021 COMPENSATION PAYOUTS
63	Base Salary
63	Annual Cash Bonuses
65	Equity-Based Incentives
66	Performance Goals
69	BENEFITS AND OTHER COMPENSATION
69	SEVERANCE AND SEPARATION ARRANGEMENTS
70	COMPENSATION POLICIES AND PRACTICES
70	Stock Ownership Requirements
70	Clawback Policy
70	Transactions Involving Hedging, Monetization, Margin Accounts, Pledges, Puts, Calls and Other Derivative Securities
71	TAX AND ACCOUNTING CONSIDERATIONS
71	Accounting for Stock-Based Compensation
71	Policy on Deductibility of Executive Compensation
71	RISK MANAGEMENT AND OUR EXECUTIVE COMPENSATION PROGRAM

Overview
This section explains our compensation philosophy, describes the material components of our executive compensation program for our named executive officers (“NEOs”), whose compensation is set forth in the 2021 Summary Compensation table and other compensation tables contained in this Proxy Statement, and provides an overview of our executive compensation philosophy and program.
2021 Named Executive Officers
Current NEOs

Bruce W. McClelland	Miguel Lopez	Sam Bucci
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Executive Vice President and General Manager, IP Optical Networks Business Unit
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Steven McCaffery	Patrick Macken
Executive Vice President, Sales — EMEA and APAC Regions	Executive Vice President, Chief Legal Officer and Corporate Secretary
Sales Leadership Transition
On January 12, 2021, Mr. McCaffery joined Ribbon as Executive Vice President, Sales — EMEA and APAC Regions.
Executive Summary of 2021 Executive Compensation Decisions
We believe that our executive compensation program supports our business strategies and talent management objectives and is consistent with sound governance practices that are intended to best serve our stockholders’ long-term interests. In making its compensation decisions for 2021, the Compensation Committee considered, among other things:
■
our financial and operational results for the year,

■
the result of the say-on-pay vote at our 2020 annual meeting of stockholders, and

■
the achievement of the compensation objectives set by the Compensation Committee.

The components of the NEOs’ 2021 compensation and the key decisions underlying such components are described below:
2021 TARGET COMPENSATION COMPONENTS OF CURRENT NEOs EXCLUDING THE CEO (AS A PERCENTAGE OF TOTAL DIRECT COMPENSATION)
(1)
Excludes value of sign-on RSUs granted to Mr. McCaffery in connection with his employment with the Company (which would increase % “at risk” and “performance-based/equity-linked”)

Our senior executives are responsible for achieving both short- and long-term performance goals critical to our long-term success. Accordingly, compensation is weighted more heavily towards rewarding variable compensation as an individual rises within the organization.
In connection with his appointment as President and CEO of Ribbon on March 1, 2020, Mr. McClelland was awarded 4,750,000 performance-based restricted share units (the “McClelland Sign-On PSUs”)
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that are subject to achievement of specified share price thresholds on or prior to September 1, 2024. See “Equity-Based Incentives — McClelland Sign-On PSUs” below. The design of the award was intended to (i) to cover multiple years of equity awards that would otherwise be granted to Mr. McClelland, (ii) encourage sustained performance, (iii) be long-term oriented, and (iv) align with interests with our stockholders. Given the large number of shares Mr. McClelland could earn over the span of this award (a portion of which did vest in 2021), the Compensation Committee elected not to include additional equity-based awards for Mr. McClelland in 2021 given the significant alignment with Company performance and long-term stockholder value provided by the McClelland Sign-on PSUs.
Executive Compensation Highlights
The Compensation Committee reviews its pay practices to help ensure that they are aligned with the goals and objectives of the business established by the Board, and that such practices reflect what the Compensation Committee believes are good pay practices and support the Company’s strong governance and pay for performance compensation philosophy. No material changes were made to the pay practice structure in 2021.
Our Guiding Compensation Philosophy
Our compensation philosophy and practices are a critical part of our business strategy. We have a rigorous performance and compensation management system, and we believe our compensation processes and programs are aligned to provide strong incentives for success while appropriately balancing risk. In setting policies and practices regarding compensation, our guiding philosophy is that our compensation programs should:
We seek to accomplish these objectives by:
■
providing independent Compensation Committee oversight;

■
encouraging and rewarding outstanding initiative, achievement, teamwork appropriate business-risk taking and a shared success environment; and

■
reinforcing critical measures of performance derived from our business strategy and key success factors.

These objectives, and our general compensation philosophy, are reviewed on an annual basis and updated as appropriate.
Some of the highlights of our compensation programs and practices are as follows:
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Compensation Best Practices that We Follow

PAY FOR PERFORMANCE

■
A significant portion of the NEOs’ target compensation is performance-based, share-linked or both

■
All annual cash incentive payouts to the NEOs and 50% of annual long-term equity awards (excluding sign-on inducement awards) and 100% of the special equity awards granted in 2021 are performance-based

■
40% of annual performance-based equity awards made in 2020 (excluding sign-on inducement awards) are tied to relative total stockholder return over a three-year period

CONSERVATIVE SEVERANCE ARRANGEMENTS

■
12-months base salary payment for termination without cause for NEOs (24-months for CEO in connection with termination without cause following a change of control)

■
“Double Trigger” for acceleration of equity awards upon a change of control

COMPENSATION BENCHMARKING and review of market compensation data, including the compensation practices, of peer companies in evaluating the compensation of our NEOs

MEANINGFUL STOCK OWNERSHIP REQUIREMENTS

■
6x for the President and CEO

■
2x for the remaining NEOs

MINIMAL PERQUISITES are provided to our NEOs

ROBUST AND LONG-STANDING CLAWBACK POLICY

MITIGATE UNDUE RISK by utilizing defined maximum payouts for performance-based compensation in order to prevent out-sized payouts

HOLD AN ANNUAL ADVISORY VOTE on the compensation paid to our NEOs

INDEPENDENT COMPENSATION CONSULTING FIRM, engaged by the Compensation Committee, that provides no other services to the Company

Compensation Best Practices that We Do Not Follow

NO GUARANTEED BONUSES for our executive officers

NO INDIVIDUAL PERFORMANCE OR NON-FINANCIAL METRICS for determining annual bonus for the NEOs

NO DISCOUNTED STOCK AWARDS, RELOADS OR REPRICING without stockholder approval

NO HEDGING OR PLEDGING of shares permitted for our executive officers and directors

NO TAX GROSS-UP PAYMENTS with respect to any payments made in connection severance including any change of control

NO BROAD SHARE RECYCLING under our stock incentive plans

Consideration of Stockholder Say-on-Pay Vote
The Compensation Committee has historically considered the outcome of the Company’s annual say-on-pay vote when making decisions regarding the Company’s executive compensation program, including engaging in stockholder outreach.
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STOCKHOLDER ENGAGEMENT

■
In 2021, we engaged with our two largest stockholders, through Messrs. Shani and Smith, two of our non-employee directors, to discuss matters relating to the compensation of our executive officers, generally.

■
Additionally, in 2021, we met with investors regularly to discuss matters of interests to such stockholders.

The Compensation Committee also engaged its independent compensation consultant to review our executive compensation program in a manner that we believe reflects the goals of our current business, and certain material aspects of the current compensation program are described in this Compensation Discussion and Analysis section. While we believe our updated program provides the appropriate incentives and pay-for-performance culture for our NEOs, the Compensation Committee intends to continue to review our compensation practices in the future based on the results of say-on-pay votes and to engage stockholders for input into the Company’s pay practices, where appropriate.
Overview of the Company’s Compensation Program
The Company’s executive compensation program is administered by the Compensation Committee. In addition to attracting and retaining high caliber executives, the components of the executive compensation program are designed to reward the successful execution of corporate strategies, foster and drive continuous improvement, and encourage a high-performance culture, both on an annual basis and over the long-term.
Who Oversees the Company’s Compensation Program?
THE COMPENSATION COMMITTEE
The Compensation Committee is primarily responsible for overseeing the Company’s executive compensation program. Our Board sets the overall corporate performance objectives for each year, while the Compensation Committee determines and approves the compensation level for the CEO; reviews the recommendations of the CEO and approves compensation levels of other executive officers; evaluates the performance of these executives; and evaluates and approves all grants of equity-based compensation to the CEO and the other executive officers. All decisions regarding the CEO’s compensation are made by the Compensation Committee in executive session without the CEO present. After the end of the fiscal year, the Compensation Committee reviews the actual corporate performance to determine the appropriate cash incentive amount, if any, to be paid to each eligible executive officer.
ROLE OF THE COMPENSATION CONSULTANT
The duties of the compensation consultant we engage are generally to evaluate executive compensation, perform an analysis on realized pay alignment with financial and stock performance, discuss general compensation trends, provide competitive market practice data and benchmarking, participate in the design and implementation of certain elements of the executive compensation program, and assist our CEO in developing compensation recommendations to present to the Compensation Committee for the other executive officers. The Compensation Committee may accept, reject or modify any recommendations by compensation consultants or other outside advisors.
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Since December 2017, FW Cook has served as the compensation consultant of the Compensation Committee and has advised the Compensation Committee regarding its compensation decisions. The Compensation Committee assessed FW Cook’s independence relative to standards prescribed by the SEC and determined that no conflicts existed.
ROLES OF THE CHIEF EXECUTIVE OFFICER AND THE SENIOR VICE PRESIDENT OF HUMAN RESOURCES
The CEO, in consultation with the Senior Vice President of Human Resources, develops compensation recommendations for the Compensation Committee to consider for the Company’s other executive officers. The CEO considers various factors when making individual compensation recommendations, including the relative importance of the executive’s position within the organization, the individual tenure and experience of the executive, and the executive’s individual performance and contributions to the Company’s results.
The Compensation Committee considers, but is not bound by, compensation recommendations made by the CEO. The Compensation Committee determines the CEO’s compensation in its sole discretion.
Competitive Benchmarking
As part of the ongoing assessment of our executive compensation program, the Compensation Committee, with the assistance of its compensation consultant, reviews market compensation data, including the compensation practices of selected similar companies. Accordingly, the Compensation Committee updates the peer group from time to time to ensure that the Company’s executive compensation program remains competitive and in line with market compensation data.
The peer group generally consists of publicly-traded information technology companies that are in the communications equipment and related sub-industries with market capitalization and revenue in a similar range to that of the Company.
The compensation consultant reviews the business descriptions of potential peer companies to identify businesses generally in the telecommunications and/or networking industries. Then, the Compensation Committee considers factors, such as executive talent and business-line competitors, global scope and complexity, research and development expenses, and market capitalization-to-revenue multiples, when selecting peers.
The Compensation Committee reviewed the previously approved peer group in 2021 and, in consultation with FW Cook, determined that no changes were necessary to the peer group, which is outlined below.
RIBBON FISCAL 2021 EXECUTIVE COMPENSATION
PEER GROUP COMPANIES
ADTRAN, Inc. CalAmp Corp. Calix, Inc. Casa Systems, Inc. CSG Systems International, Inc.	Extreme Networks, Inc. F5 Networks, Inc. Harmonic Inc. Infinera Corporation NETGEAR, Inc.	NetScout Systems, Inc. Plantronics, Inc. Sierra Wireless, Inc. ViaSat, Inc. Viavi Solutions Inc.
FW Cook compiled and provided the Compensation Committee compensation information from the peer group based on the publicly-filed documents of each member of the peer group. While the Compensation Committee considers the compensation of our peer group companies’ senior executives, it does not benchmark a particular percentile for the total compensation of our NEOs or for any component thereof.
Compensation Components
The Compensation Committee annually reviews fixed and variable compensation received by our NEOs, including:
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■
base salary,

■
annual and long-term incentives,

■
equity awards, and

■
total equity in the Company.

Our executive compensation program has four major components that support the Company’s compensation objectives, each of which is discussed in detail below. Such major components reflect the compensation provided to our NEOs in 2021.
Compensation Mix
A significant portion of our executive officers’ total direct compensation (which includes base salary, cash bonus and equity-based incentives) opportunity is attributable to variable compensation — that is, the amount our executives earn is dependent upon Company performance. The 2021 equity-based component of our NEOs’ total compensation consisted primarily of (i) restricted stock units that are subject to time-based vesting (“RSUs”) and (ii) restricted stock units the vesting of which is subject to established performance metrics (“PSUs”), and in both cases the value of which is tied to the value of the Company’s common stock. These variable elements were intended to align the executives’ performance and interests with Company performance and long-term stockholder value.
The table below generally summarizes the elements of our compensation program for our NEOs in 2021:
	Element	Form of Compensation	Purpose	Link to Company Performance
◀ FIXED ▶	BASE SALARIES	■ Cash	■ Provide competitive, fixed compensation to attract and retain exceptional executive talent	■ Low
◀ VARIABLE ▶	ANNUAL CASH INCENTIVES	■ Cash	■ Provide a direct incentive to achieve strong annual operating results	■ High
	LONG-TERM EQUITY INCENTIVES	■ RSUs ■ PSUs	■ Encourage executive officers to build and maintain a long-term equity ownership position in Ribbon so that their interests are aligned with those of our stockholders	■ High
◀ OTHER COMPENSATION ▶	HEALTH, RETIREMENT AND OTHER BENEFITS	■ Eligibility to participate in benefit plans generally available to our employees, including 401(k) plan, premiums paid on long-term disability and life insurance
■
Benefit plans are part of a broad-based employee benefits program

■
Except in limited circumstances as discussed in the footnotes of our Summary Compensation Table, our executives do not generally receive any material nonqualified deferred compensation plans or perquisites

■ Low
How Target Levels of Compensation Are Determined
In determining the amount of compensation to pay our NEOs, the Compensation Committee considers factors such as the executive officer’s role within the Company and the level of responsibility, skills and experiences required by the position, the executive officer’s qualifications, our ability to replace such individual and the overall competitive environment for executive talent.
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The Compensation Committee also considers the Company’s performance, the executive’s performance, the Compensation Committee’s view of internal equity and consistency and other considerations it deems relevant. In analyzing these factors, the Compensation Committee reviews competitive compensation data gathered in comparative surveys (benchmarking and peer group data). The Compensation Committee does not have a policy for allocating target compensation among the various elements in any particular ratio, but generally attempts to provide an allocation similar to that used by other companies with whom the Company competes for executive talent using the peer data provided by our outside compensation consultant. Of the elements of total direct compensation, only base salary is fixed compensation, while cash bonuses and equity-based awards are both variable compensation and contingent on Company or stock performance.
2021 Compensation Payouts
The established targets for individual components and overall executive compensation are designed to be market competitive in order to attract, motivate and retain the executives necessary to drive and achieve the Company’s objectives. In some cases, individual components may be positioned higher or lower in the market range in order to emphasize a particular element or if individual circumstances dictate. The Compensation Committee believes that the overall compensation program serves to balance the mix of cash and equity compensation with the mix of short- and long-term compensation for our NEOs.
Base Salary
Base salaries are designed to reflect the scope of responsibilities, performance and competencies of the individual executives, and the relation of that position to other positions in the Company and the external benchmark data for similar positions at peer companies. Each NEO’s salary and performance are reviewed annually as well as at the time of a promotion or other change in responsibilities.
For Mr. McCaffery, who joined the Company in January 2021, his base salary was determined at the time he was hired based on the factors identified above. No changes were made to any of the other NEOs’ base salaries for 2021 in connection with the annual compensation review or otherwise.
Annual Cash Bonuses
Annual cash incentives provide NEOs with the opportunity to earn additional cash compensation beyond base salary. The eligibility for an annual cash bonus creates an incentive to achieve desired near-term corporate goals that are in furtherance of the Company’s long-term objectives. The compensation program establishes target bonuses for each NEO. Cash bonuses are expected to represent a substantial part of total compensation for our NEOs, if earned.
For 2021, the Company had one cash incentive plan for the NEOs — the Senior Management Cash Incentive Plan (the “SMCIP”). In February 2021, the Compensation Committee determined that the annual cash incentive under the SMCIP for each NEO, other than Mr. Bucci, would be calculated based on the achievement of two financial metrics: (i) the Company’s consolidated revenues and (ii) the Company’s consolidated pre-bonus Adjusted EBITDA, each based on the 2021 operating plan adopted by the Board.
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For Mr. Bucci, in light of his role as general manager of the IP Optical Networks segment, his annual cash incentive under the SMCIP would be based equally on both the IP Optical Networks segment results (50% weighting) and the Company’s consolidated results (50% weighting), using revenues (60% weighting) and adjusted EBITDA (40% weighting), for the IP Optical Networks segment and consolidated, respective, to determine the payout.
Following completion of the year, the Compensation Committee determined the 2021 cash bonus payout for each NEO. Such payout was calculated by multiplying the aggregate percentage achievement of the applicable financial metrics for each NEO by the bonus target for that NEO.
The performance targets relating to the Company’s pre-bonus Adjusted EBITDA and revenues under the SMCIP for each of the NEOs, as well as the actual results of these financial measurements for 2021, were as follows:
NEOs other than Mr. Bucci
		Target SMCIP Bonus Metrics (in millions)
Operating Unit Measured	Company Performance Payout	Minimum 0% ($)	Target 100% ($)	Maximum 200% ($)	Actual 2021 Results ($)	Calculated Payout Results	Weighting
Full Company Consolidated	Pre-Bonus Adjusted EBITDA(1)	155.0	190.0	210.0	120,495	0%	40%
	Revenues	900.0	1,000.0	1,100.0	844,957	0%	60%
	Total Potential Weighted Payout:					0%	100%
Sam Bucci
		Target SMCIP Bonus Metrics (in millions)
Operating Unit Measured	Company Performance Payout	Minimum 0% ($)	Target 100% ($)	Maximum 200% ($)	Actual 2021 Results ($)	Calculated Payout Results	Weighting
IP Optical Networks	Pre-Bonus Adjusted EBITDA(1)	10.0	16.0	20.0	(33,638)	0%	20%
	Revenues	360.0	415.0	475.0	288,301	0%	30%
Full Company Consolidated	Pre-Bonus Adjusted EBITDA(1)	155.0	190.0	210.0	120,495	0%	20%
	Revenues	900.0	1,000.0	1,100.0	844,957	0%	30%
	Total Potential Weighted Payout:					0%	100%

(1)
Adjusted EBITDA is calculated by excluding from (Loss) income from operations: depreciation; amortization of acquired intangible assets; stock-based compensation; acquisition-related inventory adjustments; certain litigation costs; impairment of goodwill; acquisition-, disposal- and integration-related expense; and restructing and related expense.

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As a result of the Company’s financial performance in 2021, as reflected in the tables above, no payouts were made under the SMCIP to the NEOs in 2021.
Equity-Based Incentives
Equity-based incentives are provided to executives whose decisions and actions have a direct impact upon our long-term performance and success. RSUs and PSUs were granted to our executive officers in 2021 to link a significant portion of their compensation directly to our long-term success, which aligns with the Compensation Committee’s philosophy. In determining the size of the RSU and PSU awards granted to each executive officer in 2021 (including inducement grants made in connection with the hiring of Mr. McCaffery), the Compensation Committee considered a multitude of factors including:
■
the executive officer’s role,

■
past performance,

■
anticipated contribution to our long-term goals,

■
areas of focus for the year,

■
market data,

■
equity granted in prior years, and

■
existing levels of stock ownership.

2021 EQUITY AWARDS
We made equity grants to our NEOs in 2021 as shown in the table below.
Named Executive Officer	Restricted Stock Units (#)	Performance-Based Stock Units (# at Target Vesting, if Applicable)
Mick Lopez	53,764	71,686
Sam Bucci	47,790	63,720
Steve McCaffery	115,455	55,756
Patrick Macken	47,790	63,720
Given the intention that the McClelland Sign-on PSUs cover multiple years of equity grants that may otherwise have been made to Mr. McClelland, the Compensation Committee elected not to grant additional equity-based awards for Mr. McClelland in 2021.
RSUs
In general, the RSUs granted to the NEOs in 2021, with the exception of a portion of the RSUs granted to Mr. McCaffery, vest over three years, with one-third of the units vesting on the first anniversary of the grant date and one-sixth of the RSUs vesting every six months thereafter, subject to the NEO’s continued employment with the Company. In connection with his appointment and as an incentive to join Ribbon, Mr. McCaffery was granted a sign-on RSU award for 73,638 shares that vested in full on January 15, 2022, following the first anniversary of his employment with Ribbon. The remaining RSUs granted to Mr. McCaffery in 2021 are subject to vesting over three years as described above.
PSUs
Two grants of PSUs were made in 2021 to the executive officers, other than Mr. McClelland. The first was the annual PSU awards (the “2021 Annual PSUs”) that vest after three years and have both
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performance and service conditions. The performance conditions for the 2021 PSUs are based on key financial performance metrics and relative total stockholder return.
The second PSU grant made to the NEOs in 2021, other than Mr. McClelland, was a special PSU grant (the “2021 Special PSUs”) tied to revenue growth in 2021, as described below.
Performance Goals for Annual PSUs
Due to the challenge of setting multi-year goals in our industry, the Compensation Committee establishes annual corporate performance goals at the start of each year of the three-year period covered by the annual awards (60% total weighting of the target award value for the 2021 Annual PSUs). While shares are earned at the end of each one-year performance period, they do not vest and become payable until the end of the full three-year period under the terms of the 2021 Annual PSU awards.
For the performance period January 1, 2021 through December 31, 2021, the corporate performance goals established by the Compensation Committee for the 2021 Annual PSUs were consolidated revenue (60% weighting) and consolidated pre-bonus Adjusted EBITDA (40% weighting), with the same targets as outlined above in connection with the SMCIP. These corporate performance goals also applied to the 2021 performance period under PSUs granted to Messrs. Lopez, Bucci and Macken in 2020 (the “2020 Annual PSUs”).
■
For the performance period January 1, 2022 through December 31, 2022, the corporate performance goals established by the Compensation Committee for the 2021 Annual PSUs and the 2020 Annual PSUs will again use revenue with a minimum threshold of pre-bonus Adjusted EBITDA required for any shares to be earned.

■
The Compensation Committee will establish the corporate performance goals (and relative weighting) for the performance period January 1, 2023 through December 31, 2023 in early 2023.

For 2021, based on the results discussed above for the SMCIP, the Company’s achievements would have resulted in none of the target shares for the 2021 performance period being earned under the 2021 Annual PSUs and the 2020 Annual PSUs, nor any of the target shares being earned and vested under the 2021 Special RSUs.
RELATIVE TSR
Relative total stockholder return (“Relative TSR”) is the return on the Company’s stock taking into account the change in the stock price over the three-year measurement period and assuming any dividends are reinvested. Ribbon’s stock performance over the three-year period is compared on a relative basis to a peer index and measured “point-to-point,” with the starting and ending points based on the average 20-trading day closing stock prices at the end of our fiscal years to smooth out any single day volatility.
The table below provides the payout range for the Relative TSR portion of the 2021 Annual PSUs. This portion of the PSU awards cliff vest at the end of the three-year performance period with linear interpolation between each performance hurdle (e.g., 40th percentile Relative TSR performance yields 80% of target payout on this metric).
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Payout for Relative TSR Achievement Metric	Relative TSR Achievement
200%	75th percentile
100%	50th percentile
50%	25th percentile
The peer index used to measure Relative TSR for the 2021 PSUs, which is comprised of companies formerly included in the Russell 2500 Telecommunications Sub-Sector Index, is as follows:
Acacia Communications, Inc.
ADTRAN Inc.
Anterix Inc.
Applied Optoelectronics Inc.
Avaya Holdings Corp.
Bel Fuse Inc.
CalAmp Corp.
Calix Inc.
Casa Systems Inc.
Ciena Corporation
Clearfield, Inc.
CommScope Holding Company Inc.
Comtech Telecommunications Corp.	Digi International Inc.
DZS Inc.
EchoStar Corporation
Extreme Networks Inc.
GTT Communications Inc.
Harmonic Inc.
Infinera Corporation
InterDigital Inc.
Knowles Corporation
KVH Industries Inc.
Loral Space & Communications Inc.
Lumentum Holdings Inc.
Maxar Technologies Inc.	NCR Corporation
NeoPhotonics Corporation
NETGEAR Inc.
Ooma Inc.
Plantronics Inc.
Ribbon Communications Inc.
RingCentral, Inc.
Telenav Inc.
Ubiquiti Inc.
Viasat Inc.
Viavi Solutions Inc.
Vocera Communications Inc.

2021 Special PSUs
For 2021, the Board wanted the Company to focus on growing revenues for the first full year of operations following the acquisition of ECI in March 2020. To further align the executives’ interests in achieving this goal with the stockholder value the Board believed would be created from the revenue growth, the Compensation Committee approved the grant of the 2021 Special PSUs. The PSUs would vest in full on March 15, 2022, based on the Company’s consolidated revenues for 2021. The Compensation Committee used the same consolidated revenue targets as outlined above in connection with the SMCIP for the 2021 Special PSUs. Based on the Company’s 2021 consolidated revenue, none of the target shares under the 2021 Special PSUs vested.
MCCLELLAND SIGN-ON PSUS
In connection with his appointment as President and CEO of Ribbon on March 1, 2020, Mr. McClelland was awarded the McClelland Sign-On PSUs that are subject to achievement of specified share price thresholds on or prior to September 1, 2024. The design of the award was intended to (i) to cover multiple years of equity awards that would otherwise be granted to Mr. McClelland, (ii) encourage sustained performance, (iii) be long-term oriented, and (iv) align with interests with our stockholders.
The McClelland Sign-On PSUs are divided into four tranches, with the performance goals necessary to provide for the vesting of the awards based on the sustained achievement of a certain target closing price per share of our common stock as set forth in the table below (each such target, a “Target Stock Price”) during the applicable “Performance Period” (as set forth in the table defined below). The Company will have achieved the Target Stock Price during any Performance Period and the applicable PSUs vest only if the closing price per share of the common stock equals or exceeds the applicable Target Stock Price for a period of twenty (20) consecutive trading days.
Upon achievement of the Target Stock Price during the applicable Performance Period (e.g., attainment of Target Stock Price of $7.50 during the First Performance Period), a number of the
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McClelland Sign-On PSUs will become vested as set forth in the table below and Mr. McClelland will receive a number of shares of common stock equal to the number of PSUs that become vested.
Performance Tranche	Performance Period	Value Awarded ($)	Target Stock Price ($)	Number of PSUs Eligible to Vest (#)
First Performance Tranche	March 16, 2020 – September 1, 2021	10,000,000	7.50	1,333,333
Second Performance Tranche	March 16, 2020 – September 1, 2022	15,000,000	12.00	1,250,000
Third Performance Tranche	March 16, 2020 – September 1, 2023	25,000,000	15.00	1,666,667
Fourth Performance Tranche	March 16, 2020 – September 1, 2024	10,000,000	20.00	500,000
Maximum Aggregate Number of Shares Eligible to Be Received:				4,750,000
The vesting described in the table above is referred to as “Target Stock Price Vesting.” Notwithstanding the foregoing, in the event that a Target Stock Price is not achieved on or before the conclusion of a Performance Period and Target Stock Price Vesting does not occur, the applicable portion of the McClelland Sign-On PSUs that have not vested in respect of such Performance Period (the “Prior Performance Period Unvested PSUs”) may still become vested as follows:
■
if, on the first business day following the end of the applicable Performance Period, such Prior Performance Period Unvested PSUs remain outstanding and the “Look Back Percentage” (as defined below) for such Performance Period exceeds 0%, then a number of the Prior Performance Period Unvested PSUs relating to such Performance Period equal to (i) the product of (x) the Value Awarded for such Performance Period and (y) the Look Back Percentage for such Performance Period, divided by (ii) the Target Stock Price for the Performance Period shall become vested on the first business day following the end of such Performance Period (the “Look Back Vesting”). For the avoidance of doubt, the Look Back Vesting will only be applied to result in vesting of awards in respect of the applicable Performance Period and not for purposes of any McClelland Sign-On PSUs for prior Performance Periods (e.g., Look Back Vesting with respect to the Third Performance Tranche will in no event result in any vesting of any awards in respect of the Second Performance Tranche); and

■
if (i) the higher Target Stock Price applicable to a subsequent Performance Period is achieved in such subsequent Performance Period (such vesting the “Catch-Up Target Vesting”) or (ii) on the first business day following the end of a subsequent Performance Period, such Prior Performance Period Unvested PSUs remain outstanding and the Look Back Percentage for such subsequent Performance Period equals or exceeds 50%, all Prior Performance Period Unvested PSUs for earlier Performance Period(s) that have not previously vested due to Look Back Vesting (the “Remaining Prior Performance Period Unvested RSUs”) will become vested (such vesting the “Catch-Up Look Back Vesting”); provided that, in the event the Remaining Prior Performance Period Unvested RSUs become vested, the number of shares of common stock to be received upon vesting of such Remaining Prior Performance Period Unvested PSUs in a subsequent Performance Period will equal (a) the “Value Awarded” set forth above for such Remaining Prior Performance Period Unvested PSUs divided by (b) the higher Target Stock Price applicable to such subsequent Performance Period. “Value Awarded” attributable to any awards is the prorated portion of the Value Awarded described in the table above (e.g., if 20% of the First Performance Tranche were Remaining Prior Performance Period Unvested PSUs, their allocable portion of the Value Awarded for the First Performance Tranche would equal $2,000,000 ($10,000,000 x 20%)).

“Look Back Percentage” with respect to any Performance Period means the following (represented as a percentage): (a) (i) the Average Trading Price for such Performance Period minus (ii) 90% of the Target Stock Price for such Performance Period, divided by (b) 10% of the Target Stock Price; provided that the Look Back Percentage shall in no event exceed 100%.
For illustrative purposes, in the event that the Target Stock Price of $7.50 was not achieved in the First Performance Period and no Prior Performance Period Unvested PSUs vested as a result of Look
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Back Vesting for the First Performance Period, but the Target Stock Price of $12.00 is achieved in the Second Performance Period, then, upon attainment of the Target Stock Price in the Second Performance Period, Mr. McClelland would become vested in the awards applicable to both the First Performance Period and Second Performance Period and such awards would be settled in a total of 2,083,333 shares of our common stock, consisting of (a) 833,333 shares of common stock in respect of the First Performance Tranche (i.e., a number of shares of common stock equal to the First Performance Period’s “Value Awarded” ($10,000,000) divided by $12.00 (i.e., the achieved Target Stock Price in the Second Performance Period)) plus (b) in respect of the Second Performance Tranche, 1,250,000 shares of common stock (i.e., a number of shares of our common stock equal to the Second Performance Period’s “Value Awarded” ($15,000,000) divided by $12.00 (i.e., the achieved Target Stock Price in the Second Performance Period)).
Given the Company’s stock price at the time Mr. McClelland was hired and the difficulty in establishing meaningful long-term financial goals tied to the Company’s financial results in light of the expected closing of the ECI acquisition at that time, which would significantly change the Company’s operations, the Compensation Committee believed that the use of stock performance targets in the McClelland Sign-On PSUs would reward Mr. McClelland for significant improvement in the Company’s financial performance over an extended period (four years) and would align Mr. McClelland’s interests with those of the Company’s other stockholders.
On February 26, 2021, the closing price for our common stock exceeded $7.50 for the 20th consecutive trading day. As a result, the performance condition for the First Performance Tranche was achieved and 1,333,333 shares vested under the McClelland Sign-On PSUs and were delivered to Mr. McClelland.
BUCCI SIGN-ON PSUS
In connection with his appointment as Executive Vice President and General Manager, IP Optical Networks business unit, on September 15, 2020, Mr. Bucci was awarded 133,333 performance-based restricted share units (the “Bucci Sign-On PSUs”). Subject to Mr. Bucci’s continued employment, the Bucci Sign-On PSUs were eligible to fully vest if the closing price for our common stock exceeded $7.50 for ten consecutive trading days. The Compensation Committee believed that the future operating results of the IP Optical Networks business unit, which Mr. Bucci was brought in to lead, would be critical to increasing the Company’s financial performance and stock price over the near-term. As a result, the Compensation Committee believed that the Bucci Sign-On PSUs reflected a strong correlation of pay for performance and would further align Mr. Bucci’s interest with those of the Company’s other stockholders.
On February 12, 2021, the closing price for our common stock exceeded $7.50 for the 10th consecutive trading day and, as a result, 133,333 shares vested under the Bucci Sign-On PSUs and were delivered to Mr. Bucci.
Benefits and Other Compensation
We have various broad-based employee benefit plans. We do not typically offer perquisites or employee benefits to executive officers that are not also made available to employees on a broad basis.
Our executive officers generally are eligible for the same benefits that are available to all employees, which include group health, dental and vision insurance, life and disability insurance, discretionary 401(k) matching contributions and paid holidays. We offer a 401(k) plan, which allows our employees to invest in a wide array of funds. Except for certain post-termination benefits in connection with severance, we do not provide pension arrangements or post-retirement health coverage for our NEOs. We have entered into indemnification agreements with our executive officers and directors.
Severance and Separation Arrangements
We are party to agreements with each of our NEOs, which generally provide that, upon a termination of the NEO’s employment by the Company without “cause” (as defined in the applicable NEO’s
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employment agreement), due to a resignation by the NEO for “good reason” (as defined in the applicable NEO’s employment agreement) or due to death or disability of the NEO, the NEO is entitled to certain severance payments and benefits. We believe the entry into such severance arrangements by Ribbon (or our predecessors) is generally consistent with market practice and allows our executives to remain focused on the Company’s objectives in times of potential uncertainty.
For further discussion regarding the severance and separation agreements and arrangements, see “Severance and Change in Control Benefits” below.
Compensation Policies and Practices
Stock Ownership Requirements
The Board believes that it is important to link the interests of our NEOs, among others, to those of our stockholders. Our stock ownership guidelines require our Chief Executive Officer and other Section 16 reporting officers to accumulate and hold a minimum amount of Company common stock within a certain number of years of joining the Company. Any Section 16 reporting officer who is subject to our stock ownership guidelines must satisfy these ownership guidelines within five years from the date he or she is appointed as a Section 16 reporting officer; provided, however, that the Chief Executive Officer must satisfy the ownership guidelines within six years from the date he or she is appointed as the Chief Executive Officer. Further, our non-employee directors must maintain the amount of common stock granted to them throughout their tenure as non-employee directors. As of the record date, each of our non-employee directors, Chief Executive Officer and the other Section 16 reporting officers of the Company has either satisfied these ownership guidelines or were on track to satisfy the requirement in the time remaining to do so. The specific stock ownership requirements for our directors, Chief Executive Officer and other Section 16 reporting officers are as follows:
Title	Stock Ownership Requirement	Compliance Period
Chief Executive Officer	6x annual base salary	6 years from appointment, subject to the guidelines
Section 16 Reporting Officers	2x annual base salary	5 years from appointment, subject to the guidelines
Non-Employee Directors	Retain equity holdings for their tenure as non-employee directors
The value of each such individual’s stock ownership will be measured annually by the Compensation Committee.
Clawback Policy
All awards granted under our equity plans are subject to clawback pursuant to the Company’s Clawback Policy and any other clawback policy that the Company may adopt in the future.
Transactions Involving Hedging, Monetization, Margin Accounts, Pledges, Puts, Calls and Other Derivative Securities
The Company’s insider trading policy contains stringent restrictions on transactions in Company common stock by directors and officers. All trades by directors and officers must be pre-approved by the Chief Legal Officer. Our current insider trading policy was amended and restated in 2019 to prohibit all executive officers and directors from engaging in transactions involving hedging, monetization, margin accounts, pledges, puts, calls and other derivative securities.
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Tax and Accounting Considerations
Accounting for Stock-Based Compensation
We account for stock-based compensation in accordance with ASC 718.
Policy on Deductibility of Executive Compensation
Section 162(m) of the Code generally disallows a tax deduction for annual compensation in excess of $1.0 million paid to certain executive officers of the Company. The Tax Cuts and Jobs Act, signed into law on December 22, 2017, repealed the “performance-based compensation” exception to such deduction limitation and expanded the scope of the executive officers who are covered by Section 162(m) of the Code. As a result, for tax years beginning after December 31, 2017, compensation previously intended to be “performance-based” and not subject to Section 162(m) may not be deductible unless it qualifies for limited transition relief applicable to certain remuneration payable pursuant to a written binding contract which was in effect on November 2, 2017. The Compensation Committee reviews the potential effect of Section 162(m) of the Code on the Company’s compensation practices periodically. However, the Compensation Committee has no obligation to limit compensation to that which is deductible under Section 162(m) of the Code and may use its judgment to authorize compensation programs and payments (or the modification of existing compensation programs or payments) that may not be deductible when it believes such programs and payments are appropriate and in the Company’s and our stockholders’ best interests. Further, due to uncertainties in the applications of Section 162(m) of the Code, there is no guarantee that deductions claimed under Section 162(m) of the Code will not be challenged or disallowed by the Internal Revenue Service and our ability to deduct compensation under Section 162(m) of the Code may be restricted.
Risk Management and Our Executive Compensation Program
The Compensation Committee monitors and manages our executive compensation program to help ensure that it does not encourage excessive risk taking. The Compensation Committee reviewed, analyzed and considered whether the Company’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on us, and concluded that no such material risks exist.
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Compensation Committee Report
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the U.S. Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Compensation Committee consists of Beatriz V. Infante, Bruns H. Grayson and Krish A. Prabhu. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by,
THE COMPENSATION COMMITTEE
Beatriz V. Infante (Chair)	Bruns H. Grayson	Krish A. Prabhu
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Executive Compensation Tables
2021 Summary Compensation Table
The following table sets forth, for the year ended December 31, 2021 and for the two years prior thereto (if applicable), the compensation earned by our Chief Executive Officer, Chief Financial Officer, and the three most highly compensated executive officers serving as executive officers at December 31, 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Bruce McClelland President and Chief Executive Officer	2021	750,000	—	—	—	—	31,423	781,423
	2020	478,846	—	3,631,842	—	783,812	27,749	4,922,249
Miguel Lopez Executive Vice President and Chief Financial Officer	2021	525,000	—	1,193,098	—	—	22,622	1,740,720
	2020	235,442	—	1,160,692	—	250,129	79,916	1,726,179
Sam Bucci Executive Vice President and General Manager, IP Optical Networks Business Unit	2021	461,234	—	1,060,524	—	—	19,378	1,541,136
	2020	122,772	101,496	1,810,353	—	133,942	1,961	2,170,524
Steve McCaffery Executive Vice President, Sales – EMEA and APAC regions	2021	437,238	—	1,427,978	—	—	32,338	1,897,554
Patrick Macken Executive Vice President and Chief Legal Officer	2021	400,000	—	1,060,524	—	—	31,446	1,491,970
	2020	210,154	50,000	1,188,046	—	219,263	93,150	1,760,613

(1)
The amounts shown in this column do not reflect compensation actually received by the NEO. Instead, the amounts primarily reflect the grant date fair value of each stock award granted to each NEO. The grant date fair values of stock awards were calculated in accordance with ASC 718. The methodology for calculating the grant date fair value of stock awards is discussed in Note 20 to our 2021 Annual Report. The grant date fair value of restricted stock units is equal to the closing price of our common stock on the date of grant. In 2021, we granted PSUs with both performance and service conditions to all of the NEOs except Mr. McClelland. In 2020, we granted PSUs with both market and service conditions to Messrs. McClelland, Lopez, Bucci, McCaffery and Macken. Mr. McClelland’s and certain of Mr. Bucci’s PSUs granted in 2020 include market conditions related to our stock price trading at or above certain thresholds for a specified amount of time. PSUs that include a market condition require the use of a Monte Carlo simulation approach to model future stock price movements based upon the risk-free rate of return, the volatility of each entity and, where applicable, the pair-wise covariance between each entity. These results are then used to calculate the grant date fair values of the respective PSUs.

(2)
The amounts shown in this column represent the amounts earned under our SMCIP. No bonus payments were made to the NEOs for 2021 as the performance objectives established for 2021 were not met.

(3)
This column includes the incremental cost of certain perquisites and other personal benefits provided to the NEOs. The components of All Other Compensation for 2021 are as follows:

2021 Compensation Components	Bruce McClelland ($)	Miguel Lopez ($)	Sam Bucci ($)	Steve McCaffery ($)	Patrick Macken ($)
Health benefits(a)	24,340	15,539	2,458	24,294	24,363
401(k) matching contribution/pension and profit sharing contribution(b)	5,800	5,800	13,240	—	5,800
Life, disability and excess liability Insurance(a)	1,283	1,283	3,680	—	1,283
Car allowance	—	—	—	8,044	—
Total All Other Compensation	31,423	22,622	19,378	32,338	31,446

(a)
Represents the Company’s portion of such insurance benefits.

(b)
Represents the Company’s 401(k) matching contributions for Messrs. McClelland, Lopez, McCaffery and Macken and pension and profit sharing contributions for Mr. Bucci.

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Grants of Plan-Based Awards in 2021
The following table sets forth information about incentive plan awards made to the NEOs during the year ended December 31, 2021:
Name	Grant Date	Date of Compensation Committee Action(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			Awards: Number of Shares of Stock or Units (#)	Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Bruce McClelland
			—	750,000	—	—	—	—	—	—	—	—
Miguel Lopez
			—	393,750	—	—	—	—	—	—	—	—
	March 15, 2020	February 9, 2021	—	—	—	—	—	—	53,764	—	—	465,059
	March 15, 2021	February 9, 2021	—	—	—	—	32,259	64,518	—	—	—	279,040
	March 15, 2021	February 9, 2021	—	—	—	—	21,505	43,010	—	—	—	293,974
	March 15, 2021	February 9, 2021	—	—	—	—	17,922	35,844	—	—	—	155,025
Sam Bucci
			—	343,913	—	—	—	—	—	—	—	—
	March 15, 2020	February 9, 2021	—	—	—	—	—	—	47,790	—	—	413,384
	March 15, 2021	February 9, 2021	—	—	—	—	28,674	57,348	—	—	—	248,030
	March 15, 2021	February 9, 2021	—	—	—	—	19,116	38,232	—	—	—	261,316
	March 15, 2021	February 9, 2021	—	—	—	—	15,930	31,860	—	—	—	137,794
Steve McCaffery
			—	298,572	—	—	—	—		—	—
	January. 15, 2021		—	—	—	—	—	—	73,368	—	—	500,002
	March 15, 2021	February 9, 2021	—	—	—	—	—	—	41,817	—	—	361,717
	March 15, 2020	February 9, 2021	—	—	—	—	25,090	50,180	—	—	—	217,029
	March 15, 2021	February 9, 2021	—	—	—	—	16,727	33,454	—	—	—	228,658
	March 15, 2021	February 9, 2021	—	—	—	—	13,939	27,878	—	—	—	120,572
Patrick Macken
			—	300,000	—	—	—	—	—	—	—
	March 15, 2020	February 9, 2021	—	—	—	—	—	—	47,790	—	—	413,384
	March 15, 2021	February 9, 2021	—	—	—	—	28,674	57,348	—	—	—	248,030
	March 15, 2021	February 9, 2021	—	—	—	—	19,116	38,232	—	—	—	261,316
	March 15, 2021	February 9, 2021	—	—	—	—	15,930	31,860	—	—	—	137,794

(1)
Represents the date on which the Compensation Committee took action to approve the equity-based award or the performance metrics for achievement of such award, as applicable.

(2)
“Target” amount represents the potential bonus payment under the SMCIP at target level of achievement.

(3)
In 2021, we granted PSUs with both market and service conditions to Messrs. Lopez, Bucci, McCaffery and Macken. PSUs that include a market condition require the use of a Monte Carlo simulation approach to model future stock price movements based upon the risk-free rate of return, the volatility of each entity and, where applicable, the pair-wise covariance between each entity. These results are then used to calculate the grant date fair values of the respective PSUs.

Each NEO’s 2021 Annual PSU grant based, in part, on performance is comprised of three consecutive fiscal year performance periods from 2021 through 2023 (each, a “Fiscal Year Performance Period”), with one-third of the
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Performance PSUs attributable to each Fiscal Year Performance Period. The number of shares that will vest for each Fiscal Year Performance Period will be based on the achievement of certain metrics related to the Company’s financial performance for the applicable year on a standalone basis (each, a “Fiscal Year Performance Condition”). The Company’s achievement of each Fiscal Year Performance Condition (and the number of shares of Company common stock to vest as a result thereof) is measured on a linear sliding scale in relation to specific threshold, target and stretch performance conditions. The Compensation Committee will determine the number of shares earned, if any, after the Company’s financial results for each Fiscal Year Performance Period are finalized. Upon the determination by the Compensation Committee of the number of shares that will be received upon vesting of the 2021 Annual PSUs, such number of shares will become fixed and the unamortized expense will be recorded through the remainder of the service period that ends on March 15, 2024, at which time the total Performance PSUs earned, if any, will vest, pending each executive’s continued employment with the Company through that date.
Each NEO’s 2021 Special PSU grant is based on performance for the one-year period January 1, 2021 through December 31, 2021 (the “Special Performance Period”), with achievement for the Special Performance Period (and the number of shares of Company common stock to vest as a result thereof) measured on a linear sliding scale in relation to specific threshold, target and stretch performance conditions.
The number of shares of common stock to be achieved upon vesting of the Performance PSUs will in no event exceed 200% of the Performance PSUs. Shares subject to the Performance PSUs that fail to be earned will be forfeited. In March 2021, as discussed in “Compensation Discussion & Analysis” above, the Compensation Committee determined that the performance metrics for the performance portion of the 2021 Annual PSUs and the 2021 Special PSUs had been achieved at the minimum level and, as a result, no shares were earned for either the 2021 Fiscal Year Performance Period nor the Special PSUs and the shares subject to the 2021 Special PSUs were forfeited.
The TSR portion of the 2021 Annual PSUs have a single three-year performance period, which will end on December 31, 2023 (the “Market Performance Period”). The number of shares subject to the TSR portion of the 2021 Annual PSUs that will vest, if any, on March 15, 2024, will be dependent upon the Company’s TSR compared with the TSR of the peer companies identified by the Compensation Committee for the 2021 Annual PSUs, measured by the Compensation Committee after the Market Performance Period ends. The shares determined to be earned will vest on March 15, 2024, pending each executive’s continued employment with the Company through that date. The number of shares of common stock to be achieved upon vesting of the TSR portion of the 2021 Annual PSUs will in no event exceed 200% of the TSR portion of the 2021 Annual PSUs. Shares subject to the TSR portion of the 2021 Annual PSUs that fail to be earned will be forfeited.
(4)
Amounts reflect the grant date fair values of the RSUs and PSUs estimated in accordance with ASC 718 as of the respective grant dates. The methodology for calculating the grant date fair value of stock awards is discussed in Note 20 to the Company’s 2021 Annual Report.

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Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning unvested stock awards held by the NEOs as of December 31, 2021 for those NEOs that held unvested awards as of such date:
	Stock Awards
Name	Number of Shares or Units of Stock Awards that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(1) ($)
Bruce McClelland			3,416,667(2)	20,670,835
Miguel Lopez	66,371(3)	401,545
	53,764(3)	325,272
	24,890(4)	150,585	19,911(4)	120,462
			21,506(4)	130,111
			39,823(5)	240,929
			21,505(5)	130,105
Sam Bucci	66,823(6)	404,279
	47,790(6)	289,130
	25,059(7)	151,607	20,048(7)	121,290
			19,116(7)	115,652
			40,094(8)	242,569
			19,116(8)	115,652
Steve McCaffery	73,638(9)	445,510
	41,817(9)	252,993
			16,727(10)	101,198
			16,727(11)	101,198
Patrick Macken	74,999(12)	453,744
	47,790(12)	289,130
	22,884(13)	138,448	18,306(13)	110,751
			19,116(13)	115,652
			36,614(14)	221,515
			19,116(14)	115,652

(1)
In accordance with SEC rules, the market value of unvested restricted stock units was determined by multiplying the number of such shares by $6.05, the closing market price of our common stock on December 31, 2021.

(2)
Mr. McClelland’s 3,416,667 unearned stock units represent shares underlying Performance PSUs, a portion or all of which will be earned and released if and when three separate stock price thresholds are achieved on or before September 1, 2024. The first share price threshold was achieved on March 1, 2021, and accordingly 1,333,333 shares were released to him.

(3)
Of Mr. Lopez’s 66,371 unvested RSUs, 16,593 vested on January 15, 2022, 16,593 will vest on July 15, 2022, 16,592 will vest on January 15, 2023 and 16,593 will vest on July 15, 2023. Mr. Lopez’s 53,764 unvested RSUs, 17,922 vested on March 15, 2022, 8,961 will vest on September 15, 2022, 8,960 will vest on March 15, 2023, 8,961 will vest on September 15, 2023 and 8,960 will vest on March 15, 2024.

(4)
The 24,890 unvested stock units represent the number of shares underlying Mr. Lopez’s unvested 2020 PSUs based on actual 2020 performance; these shares will vest on March 15, 2023. Mr. Lopez’s 19,911 unearned stock units represent shares underlying 2020 Annual PSUs that will vest upon achievement of target performance goals in a future performance period. Shares earned, if any, will vest on March 15, 2023. Mr. Lopez’s 21,506 unearned stock units represent shares underlying 2021 Annual PSUs that will vest upon achievement of target performance goals in future performance periods. Shares earned, if any, will vest on March 15, 2024. Mr. Lopez did not earn any shares in connection with the Company’s 2021 performance under either the 2020 Annual PSUs or the 2021 Annual PSUs, or under his 2021 one-year PSU.

(5)
The 39,823 unvested stock units represent the shares underlying Mr. Lopez’s unvested 2020 PSUs based on Relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance. Shares earned, if any, will vest on March 15, 2023. The 21,505 unvested stock units represent the shares underlying Mr. Lopez’s unvested 2021 PSUs based on Relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance. Shares earned, if any, will vest on March 15, 2024.

(6)
Of Mr. Bucci’s 66,823 unvested RSUs, 16,706 vested on March 15, 2022, 16,706 will vest on September 15, 2022, 16,705 will vest on March 15, 2023 and 16,706 will vest on September 15, 2023. Of Mr. Bucci’s 47,790 unvested RSUs,

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15,931 vested on March 15, 2022, 7,965 will vest on each of September 15, 2022 and March 15, 2023, 7,964 will vest on September 15, 2023 and 7,965 will vest on March 15, 2024.
(7)
The 25,059 unvested stock units represent the shares underlying Mr. Bucci’s unvested 2020 PSUs based on actual 2020 performance; these shares will vest on March 15, 2023. Mr. Bucci’s 20,048 unearned stock units represent shares underlying 2020 Annual PSUs that will vest upon achievement of target performance goals in a future performance period. Shares earned, if any, will vest on March 15, 2023. Mr. Bucci’s 19,116 unearned stock units represent shares underlying 2021 Annual PSUs that will vest upon achievement of target performance goals in future performance periods. Shares earned, if any, will vest on March 15, 2024. Mr. Bucci did not earn any shares in connection with the Company’s 2021 performance under either the 2020 Annual PSUs or the 2021 Annual PSUs, or under his 2021 one-year PSU.

(8)
The 40,094 unvested stock units represent the shares underlying Mr. Bucci’s unvested 2020 PSUs based on Relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance. Shares earned, if any, will vest on March 15, 2023. The 19,116 unvested stock units represent the shares underlying Mr. Bucci’s unvested 2021 PSUs based on Relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance. Shares earned, if any, will vest on March 15, 2024.

(9)
Mr. McCaffery’s 73,638 unvested RSUs vested on January 15, 2022. Of Mr. McCaffery’s 41,817 unvested RSUs, 13,940 vested on March 15, 2022, 6,969 will vest on September 15, 2022, 6,970 will vest on March 15, 2023, and 6,969 will vest on each of September 15, 2023 and March 15, 2024.

(10)
Mr. McCaffery’s 16,727 unvested stock units represent the shares underlying 2021 Annual PSUs that will vest upon achievement of target performance goals in future performance periods. Shares earned, if any, will vest on March 15, 2024. Mr. McCaffery did not earn any shares in connection with the Company’s 2021 performance under the 2021 Annual PSUs, or under his 2021 one-year PSU.

(11)
The 16,727 unvested stock units represent the shares underlying Mr. McCaffery’s unvested 2021 PSUs based on Relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance. Shares earned, if any, will vest on March 15, 2024.

(12)
Of Mr. Macken’s 74,999 unvested RSUs, 25,000 will vest on June 19, 2022, 24,999 will vest on December 19, 2022 and 25,000 will vest on June 19, 2023. Of Mr. Macken’s 47,790 unvested RSUs, 15,931 vested on March 15, 2022, 7,965 will vest on each of September 15, 2022 and March 15, 2023, 7,964 will vest on September 15, 2023 and 7,965 will vest on March 15, 2024.

(13)
The 22,884 unvested stock units represent the shares underlying 2020 Annual PSUs based on actual 2020 performance; these shares will vest on March 15, 2023. Mr. Macken’s 18,306 unearned stock units represent shares underlying 2020 Annual PSUs that will vest upon achievement of target performance goals in a future performance period. Shares earned, if any, will vest on March 15, 2023. Mr. Macken’s 19,116 unearned stock units represent shares underlying 2021 Annual PSUs that will vest upon achievement of target performance goals in future performance periods. Shares earned, if any, will vest on March 15, 2024. Mr. Macken did not earn any shares in connection with the Company’s 2021 performance under either the 2020 Annual PSUs or the 2021 Annual PSUs, or under his 2021 one-year PSU.

(14)
The 36,614 unvested stock units represent the shares underlying Mr. Macken’s unvested 2020 PSUs based on Relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance. Shares earned, if any, will vest on March 15, 2023. The 19,116 unvested stock units represent the shares underlying Mr. Macken’s 2021 PSUs based on Relative TSR, which have a three-year performance period, and that will vest upon achievement of target performance. Shares earned, if any, will vest on March 15, 2024.

2021 Stock Vested
The following table summarizes for the NEOs in 2021 the number of shares acquired upon the vesting of stock awards and the value realized, before payout of any applicable withholding tax. NEOs that did not have any stock awards vest in 2021 are excluded from the table.
Name	Stock Awards
	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Bruce McClelland	1,796,296	15,711,294
Miguel Lopez	86,917	641,447
Sam Bucci	296,463	2,426,524
Patrick Macken	75,001	526,757

(1)
We withhold and retire enough vesting shares to cover each NEO’s withholding tax obligations associated with the vesting of such shares.

Of Mr. McClelland’s 1,796,296 shares that vested in 2021, 794,908 shares were returned to us to satisfy the tax withholding obligations associated with the vesting of the shares.
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Of Mr. Lopez’s 86,917 shares that vested in 2021, 33,940 shares were returned to us to satisfy the tax withholding obligations associated with the vesting of the shares.
Of Mr. Bucci’s 296,463 shares that vested in 2021, 129,924 shares were returned to us to satisfy the tax withholding obligations associated with the vesting of the shares.
Of Mr. Macken’s 75,001 shares that vested in 2021, 32,907 shares were returned to us to satisfy the tax withholding obligations associated with the vesting of the shares.
(2)
In accordance with SEC rules, the aggregate dollar amount realized upon vesting of shares of restricted stock was determined by multiplying the number of shares by the closing market price of our common stock on the day before vesting.

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Severance and Change of Control Benefits
To attract and retain key executive officers, the Company has entered into executive agreements that include severance and change of control benefits. In the event or threat of a change of control transaction, we believe that these agreements reduce uncertainty and provide compensation for the significant levels of executive engagement and support required during an ownership transition that may result in the termination of their employment. The severance arrangements for the Current NEOs generally provide that, upon termination of the NEO’s employment by the Company without cause, by the NEO for good reason or due to death or disability of the NEO, the NEO is entitled to certain severance payments and benefits as described below.
Bruce McClelland
We have entered into a severance agreement with Mr. McClelland (the “McClelland Severance Agreement”). Upon a termination of Mr. McClelland’s employment by the Company without Cause or by Mr. McClelland for Good Reason (each as defined in the McClelland Severance Agreement), Mr. McClelland is entitled to:
(a)
severance payments equal to:

(i)
100% of his annual base salary, payable over 12 months following termination,

(ii)
his target annual bonus, payable at the same time as such bonus would have been paid absent termination, and

(iii)
in the event such termination occurs more than six months following the commencement of the fiscal year, Mr. McClelland shall be entitled to receive a prorated portion of the annual bonus for the fiscal year of termination based on actual Company performance and target individual performance (such proration based on the number of days actually employed in such fiscal year) (the “Pro Rata Bonus”), and

(b)
a lump sum payment of an amount equal to the sum of the Company’s share of health plan premium payments for a period of 12 months following termination. In addition, upon such a termination,

(A)
Mr. McClelland’s equity awards that are subject to vesting based solely upon Mr. McClelland’s continued service with the Company and would have vested during the 12-month period following the date of Mr. McClelland’s termination of employment shall vest, and

(B)	(i)	all awards that are subject to vesting in whole or in part based on the achievement of performance objective(s) (other than the McClelland Sign-On PSUs) (collectively, “Performance-Based Equity Awards”) with respect to any performance periods ending on or prior to the date of termination shall remain eligible to vest based on actual performance through the end of the applicable performance period, and
(ii)
a pro-rated portion of Performance-Based Equity Awards with respect to any performance periods in which the date of termination occurs shall remain eligible to vest based on performance through the end of the fiscal year in which the date of termination occurs based on actual performance through the end of such fiscal year (such proration based on the number of days actually employed during such performance period).

Notwithstanding the foregoing, to the extent a termination by the Company without Cause or by Mr. McClelland for Good Reason occurs within 12 months following a Change in Control (as defined in the McClelland Severance Agreement), Mr. McClelland is entitled to receive a cash lump sum payment equal to:
(a)
200% of (X) his annual base salary, and (Y) his target annual bonus,

(b)
in the event such termination occurs more than six months following the commencement of the fiscal year, the Pro Rata Bonus, and

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(c)
a lump sum payment of an amount equal to the sum of the Company’s share of health plan premium payments for a period of 24 months following termination.

In addition, upon such a termination, the vesting of all of Mr. McClelland’s outstanding equity awards (other than the Sign-on RSUs and the Sign-On PSUs) will accelerate, with Performance-Based Equity Awards vesting as if target performance had been achieved, pursuant to the McClelland Severance Agreement. Further, the Sign-on RSUs and Sign-On PSUs will be eligible to vest on or following a Change in Control (as defined in the McClelland Severance Agreement) in accordance with the terms of the underlying award agreements.
Mick Lopez, Sam Bucci, Steve McCaffery and Patrick Macken
We have entered into severance agreements with each of Messrs. Lopez, Bucci, McCaffery and Macken (each an “Executive Severance Agreement”). Each of the Executive Severance Agreements is subject to a three-year term, with automatic one-year renewals thereafter unless six months’ prior written notice of non-renewal is given before the term automatically renews. In no event will any of the Severance Agreements end before the first anniversary of the date of the closing of a Change of Control (as such term is defined in the respective Severance Agreements) of the Company.
Under each of the Executive Severance Agreements, if the Company terminates the employment of Mr. Lopez, Mr. Bucci, Mr. McCaffery or Mr. Macken without Cause (as such term is defined in the respective Executive Severance Agreement) (other than due to death or Disability (as such term is defined in the respective Executive Severance Agreement)) or if Mr. Lopez, Mr. Bucci, Mr. McCaffery or Mr. Macken terminates his employment with Good Reason (as such term is defined in the respective Executive Severance Agreement) outside of a Change of Control Protection Period (such term is defined as the period beginning on the date of the closing of a Change in Control and ending on the first anniversary of such Change in Control), each of Messrs. Lopez, Bucci, McCaffery and Macken will be entitled, less applicable withholdings, to receive:
(i)
continued payment of his then-current base salary for a period of 12 months following the termination date;

(ii)
a one-time lump sum cash amount equal to his pro-rated annual bonus, payable at the same time annual bonuses are paid, if at all, to other executive officers of the Company;

(iii)
a one-time lump sum cash amount equal to the aggregate sum of the Company’s share of medical, dental and vision insurance premiums for such executive officer and his dependents for the 12-month period following the termination date;

(iv)
accelerated vesting of the executive officer’s unvested time-based equity awards that are scheduled to vest within twelve months following his termination date; and

(v)
continued eligibility to pro-rata vest unvested performance-based equity awards subject to the Company’s actual achievement of applicable performance conditions for the portion of the performance period through the executive officer’s termination date.

If the Company terminates the employment of any of Mr. Lopez, Mr. Bucci, Mr. McCaffery or Mr. Macken without Cause (other than as a result of his death or Disability) or if any of these executive officers terminates his employment with Good Reason during a Change in Control Protection Period, then such executive officer will be entitled to receive:
(i)
a one-time lump sum cash amount equal to twelve months of his then-current base salary;

(ii)
a one-time lump sum cash amount equal to his then-target annual bonus;

(iii)
a one-time lump sum cash amount equal to his pro-rated annual bonus, payable at the same time annual bonuses are paid, if at all, to other executive officers of the Company;

(iv)
a one-time lump sum cash amount equal to the aggregate sum of the Company’s share of medical, dental and vision insurance premiums for such executive officer and his dependents for the 12-month period following the termination date;

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(v)
full accelerated vesting of the executive officer’s unvested time-based equity awards; and

(vi)
full accelerated vesting of the executive officer’s unvested performance-based equity awards at a target level of achievement for each applicable performance condition.

Equity Award Acceleration
In addition to the severance benefits and payments described above, in the event of a Change in Control (as defined in the Amended and Restated 2019 Plan and referred to herein as a “change in control”), our forms of equity agreements under the Amended and Restated 2019 Plan provide for certain accelerated vesting of awards thereunder. Except as otherwise noted in the severance arrangements above, effective immediately prior to the occurrence of a change in control, an additional one-third of the number of shares covered by the restricted stock award will become vested and the remaining unvested shares subject to the restricted stock award will continue to vest pursuant to the vesting schedule set forth in the award, except that the vesting schedule will be shortened by 12 months.
Potential Payments Upon Termination or Upon Change in Control
The table below shows potential payments to the NEOs with severance or change in control arrangements upon termination or upon a change in control of our Company. The amounts shown assume that termination and/or change in control was effective as of December 31, 2021, the last day of our fiscal year, and are estimates of the amounts that would have been paid to or realized by the NEOs upon such a termination or change in control on such date. The actual amounts to be paid or realized can only be determined at the time of an NEO’s termination or following a change in control.
Name	Potential Payments	Termination Without Cause or for Good Reason(1) ($)	Termination Upon Death or Disability ($)	Change in Control ($)	Termination Without Cause or for Good Reason following a Change in Control ($)
Bruce McClelland	Cash severance	1,500,000	—	—	3,000,000
	Stock awards(2)	—	—	—	—
	Health benefits	26,191	—	—	52,381
	Total	1,526,191	—	—	3,052,381
Miguel Lopez	Cash severance	525,000	—	—	918,750
	Stock awards(2)	718,359	—	—	1,499,009
	Health benefits	15,663	—	—	15,663
	Total	1,259,022	—	—	2,433,422
Sam Bucci	Cash severance	458,551	—	—	802,463
	Stock awards(2)	699,004	—	—	1,440,177
	Health benefits	6,243	—	—	6,243
	Total	1,163,798	—	—	2,248,883
Steven McCaffery	Cash severance	398,096	—	—	696,669
	Stock awards(2)	605,405	—	—	900,899
	Health benefits	25,886	—	—	23,886
	Total	1,027,387	—	—	1,621,454
Patrick Macken	Cash severance	400,000	—	—	700,000
	Stock awards(2)	772,091	—	—	1,444,890
	Health benefits	26,213	—	—	26,213
	Total	1,198,304	—	—	2,171,103

(1)
Represents the severance benefits that the NEO would be eligible to receive absent a change in control.

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(2)
These amounts represent the gains that would be realized on the acceleration of unvested restricted share units and performance-based stock units in accordance with the NEOs’ respective employment and/or grant agreements. The gains were calculated by multiplying our closing stock price of $6.05 on December 31, 2021 by the number of shares (or shares underlying PSUs) that would accelerate.

For Mr. McClelland, the closing stock price of $6.05 on December 31, 2021 was used to determine any vesting of his McClelland Sign-On PSUs.
CEO Pay Ratio
As of November 30, 2021, the Company had a worldwide population of 3,709 employees (including full-time, part-time, seasonal and temporary employees). To determine the median annual compensation for all employees other than the CEO, a median employee was identified from the worldwide population of employees on November 30, 2021, excluding:
(i)
185 employees from the following jurisdictions:

■
Mexico (84 employees),

■
Czechia (45 employees),

■
Malaysia (26 employees),

■
Philippines (24 employees),

■
Vietnam (5 employees), and

■
Togo (1 employee),

which in the aggregate represent 5% or less of the Company’s total employee population.
No employees were excluded from the employee population due to data privacy issues.
To determine the median employee, we utilized the “regular earnings” of the applicable employees for 2021, which represents cash compensation excluding bonus, commissions and other similar incentive compensation. The Company did not utilize any cost of living or other material adjustments. In connection with our analysis, we utilized the foreign currency exchange rate used for our internal financial accounting purposes, as of November 30, 2021. Based on the foregoing, the median employee was determined to be a Program Management Engineering Technical Specialist working on a full-time basis in Canada.
For 2021, the annual total compensation for the median employee was $91,135 and the annual total compensation for our CEO was $781,423, which reflects the total compensation paid to Mr. McClelland, the Chief Executive Officer for 2021. Based on the calculation of the annual total compensation for both the CEO and the median employee (as described above), the ratio of CEO pay to the median employee pay is approximately 8.6:1. The pay ratio provided is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, our pay ratio may not be comparable to the pay ratio reported by other companies or our pay ratio in any future year.
Employee	2021 Annual Total Compensation ($)	Pay Ratio Estimate
Mr. McClelland, our Chief Executive Officer	781,423	8.6:1
Our median employee (other than our CEO)	91,135
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STOCK INFORMATION
Beneficial Ownership of Our Common Stock
The following table sets forth information regarding beneficial ownership of our common stock as of April 1, 2022 by:
■
each person who beneficially owns, to the best of our knowledge, more than 5% of the outstanding shares of our common stock;

■
each of our named executive officers;

■
each of our directors; and

■
all of our current executive officers and directors as a group (together, the “Beneficial Holders”).

Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to shares. In computing the number of shares beneficially owned by each person named in the following table and the percentage ownership of that person, shares of common stock that the person has the right to acquire within 60 days of April 1, 2022 through the exercise of any stock option or other equity right, are deemed owned by that person and are also deemed outstanding. These shares are not, however, deemed outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. The percentage of common stock outstanding as of April 1, 2022 is based upon 150,111,958 shares of common stock outstanding on that date. Unless otherwise indicated, the address of all listed stockholders is 6500 Chase Oaks Blvd, Suite 100, Plano, TX 75023.
Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Common Stock Outstanding
Named Executive Officers
Bruce McClelland	1,141,963	*
Miguel Lopez	97,527	*
Sam Bucci	166,394	*
Steve McCaffery	46,418	*
Patrick Macken	51,126	*
Directors and Nominees
Mariano S. de Beer	18,963	*
R. Stewart Ewing, Jr.	43,680	*
Bruns H. Grayson	337,140	*
Beatriz V. Infante	203,993	*
Krish A. Prabhu	41,886(1)	*
Shaul Shani	—	—
Richard W. Smith	—	—
Tanya Tamone	27,089	*
All current executive officers and directors as a group (15 persons)	2,661,349	1.77%
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Name and Principal Business Address and Principal Office Address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Common Stock Outstanding
5% Owners
JPMorgan Chase & Co.(2) ■ OEP II Partners Co-Invest 510 Madison Avenue, 19th Floor New York, NY 10022 ■ JPMorgan Chase 383 Madison Avenue New York, New York 10179 ■ Each of JPMC Heritage and Heritage III: 277 Park Avenue New York, New York 10172.	49,940,222	33.27%
Swarth Investments Inc.(3) ■ Morgan & Morgan Building Pasea Estate Road Town, Tortola D8	25,796,395	17.18%
Paradigm Capital Management, Inc.(4) ■ Nine Elk Street Albany, New York 12207	8,476,600	5.65%

*
Less than 1% of the outstanding shares of common stock.

(1)
Includes 14,797 shares subject to restricted stock units that will vest as of the 2022 Annual Meeting as a result of Mr. Prabhu not standing for election.

(2)
Based solely on a Schedule 13D/A filed with the SEC on May 5, 2020, reporting the beneficial ownership of 49,940,222 shares of our common stock. JPMorgan Chase & Co. (“JPMorgan Chase”) reported shared voting and dispositive power with respect to all 49,940,222 shares, JPMC Heritage Parent LLC (“JPMC Heritage”) reported shared voting and dispositive power with respect to 48,190,718 shares, OEP II Partners Co-Invest, L.P. (“OEP II Partners Co-Invest”) reported shared voting and dispositive power with respect to 1,749,504 shares, and Heritage III reported shared voting and dispositive power with respect to 47,048,711 shares. JPMorgan Chase, JPMC Heritage, OEP II Partners Co-Invest and Heritage III are collectively referred to as the “JPMorgan Reporting Persons.” JPMorgan Chase is a publicly traded entity listed on the New York Stock Exchange, which is the sole member of JPMorgan Chase Holdings LLC, which is the sole member of OEP Holdings LLC, which is the sole member of JPMC Heritage, which is the general partner of OEP General Partner III L.P., which is the general partner of Heritage III. As such, each of OEP Holding LLC, JPMC Heritage and OEP General Partner III L.P. may be deemed to have or share beneficial ownership of the common stock held directly by Heritage III. OEP II Partners Co-Invest is subject to certain contractual agreements and statutory obligations to acquire and vote shares side-by-side with Heritage III. By virtue of these agreements and obligations, JPMorgan Chase may be deemed to have or share beneficial ownership over the shares held directly by OEP II Partners Co-Invest. Notwithstanding the above, JPMorgan Chase does not directly or indirectly own any interest in OEP II Partners Co-Invest.

(3)
Based solely on a Form 3 filed with the SEC on July 29, 2020.

(4)
Based solely on a Schedule 13G/A filed with the SEC on February 7, 2022.

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ADDITIONAL INFORMATION
Information about the Annual Meeting

Date and Time	Virtual Meeting URL	Record Date
Wednesday, May 25, 2022 10:00 a.m. Eastern Time	www.virtualshareholder meeting.com/RBBN2022	April 1, 2022
Our Board of Directors is soliciting proxies for the 2022 Annual Meeting to be held on Wednesday, May 25, 2022, and at any adjournments, continuations or postponements thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 25, 2022
This Proxy Statement and the 2021 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.
This Proxy Statement, form of proxy and the 2021 Annual Report are first being made available to stockholders on or about April 8, 2022.

Why am I receiving these materials?
You have received these proxy materials because our Board is soliciting your vote at the 2022 Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission and that is designed to assist you in voting your shares. Our Board has made these proxy materials available to you over the Internet, or, at your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the 2022 Annual Meeting.

When and where is the meeting?
The 2022 Annual Meeting will be held on Wednesday, May 25, 2022 at 10:00 a.m., Eastern Time. The 2022 Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the 2022 Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/RBBN2022 and entering your 16-digit control number, as described under “How can I attend the 2022 Annual Meeting” below. This solicitation is for proxies for use at the 2022 Annual Meeting or at any reconvened meeting after an adjournment or postponement of the 2022 Annual Meeting.
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Who may vote at the meeting?
Stockholders of record at the close of business on April 1, 2022, the record date, or holders of a valid proxy, may attend and vote electronically at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted. As of the close of business on April 1, 2022, an aggregate of 150,111,958 shares of our common stock were outstanding.

How many shares must be present to hold the meeting?
A majority of the 150,111,958 shares of our common stock that were outstanding as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are properly represented electronically at the meeting or that are represented by a valid proxy properly submitted over the Internet, by telephone or by mail. Further, for purposes of establishing a quorum, we count as present shares that a stockholder holds and that are represented by their proxy even if the stockholder does not vote on one or more of the matters to be voted upon. If a quorum is not present at the scheduled time of the 2022 Annual Meeting, the chairperson of the meeting is authorized by our by-laws to adjourn the meeting, without the vote of stockholders.

What proposals will be voted on at the meeting, and how does the Board of Directors recommend that I vote?
Three proposals will be voted on at the 2022 Annual Meeting:
Proposal		Board Recommendation	Page Reference
1	The election of the eight nominees for director named in this Proxy Statement to hold office until the 2023 Annual Meeting	FOR each of the nominees	7
2	The ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR	32
3	The approval, on a non-binding, advisory basis, of the compensation of our named executive officers	FOR	38
4	The approval of the amendment to the Ribbon Communications Inc. Amended and Restated 2019 Incentive Award Plan to add additional shares	FOR	39
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What vote is required to approve each matter, and how are votes counted?
Proposal		Vote Required	Effect of Abstentions
1	Election of Directors
In an uncontested election, such as the election of directors at the 2022 Annual Meeting, to be elected, each of the nominees for director must receive more votes “For” such nominee’s election than “Against” such election (with abstentions and broker non-votes not counted as a vote for or against). With respect to each nominee, you may vote “For,” “Against,” or “Abstain.”
Abstaining will have no effect on the outcome of the election.
2	Ratification of the Appointment of Deloitte & Touche LLP to Serve as the Our Independent Auditors for the Fiscal Year 2022
The affirmative vote of a majority of the shares of common stock present or represented at the 2022 Annual Meeting and entitled to vote on this proposal will be required to approve this proposal. You may vote “For,” “Against,” or “Abstain” from voting on this proposal.
Abstaining from voting on this proposal will have the effect of a vote against this proposal.
3	Approval, on a Non-Binding, Advisory Basis, of the Compensation of Our Named Executive Officers
The vote on the compensation of the named executive officers is non-binding, as provided by law. However, our Board and its Compensation Committee will review and consider the outcome of this vote when making future compensation decisions for our named executive officers. The affirmative vote of a majority of the shares of common stock present or represented at the 2022 Annual Meeting and entitled to vote on this proposal will be required to approve this proposal. You may vote “For,” “Against,” or “Abstain” from voting on this proposal.
Abstaining from voting on this proposal will have the effect of a vote against this proposal.
4	Approval of the amendment to the Ribbon Communications Inc. Amended and Restated 2019 Incentive Award Plan to add additional shares
The affirmative vote of a majority of the shares of common stock present or represented at the 2022 Annual Meeting and entitled to vote on this proposal will be required to approve this proposal. You may vote “For,” “Against,” or “Abstain” from voting on this proposal.
Abstaining from voting on this proposal will have the effect of a vote against the approval of this proposal.
For the proposals relating to the election of directors (Proposal 1), the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 3) and the approval of the amendment to the Ribbon Communications Inc. Amended and Restated 2019 Incentive Award Plan (Proposal 4), please note that if you are a beneficial owner of our common stock and your stock is held through a broker, bank or other nominee (in “street name”), under stock exchange rules a broker, bank or other nominee subject to those rules is not permitted to vote your shares on these three proposals without your instruction. Therefore, if a beneficial owner of our common stock fails to instruct such a broker, bank or other nominee how to vote on Proposals 1, 3 and 4, that beneficial owner’s shares cannot be voted on these matters — in other words, your broker, bank or other nominee’s proxy will be treated as a “broker non-vote,” which is explained in the following question and explanation.

What are broker non-votes, and what is the effect of broker non-votes?
Brokers, banks and other nominees have the discretion to vote shares held in “street name”— a term that means the shares are held in the name of the broker, bank or other nominee on behalf of its customer, the beneficial owner — on routine matters, such as the ratification of the appointment of our independent registered public accounting firm, but not on non-routine matters. Generally, broker non-votes occur when shares held by a broker, bank or other nominee for a beneficial owner are not voted with respect to a non-routine matter because the broker, bank or other nominee
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has not received voting instructions from the beneficial owner and the broker, bank or other nominee lacks discretionary authority to vote the shares because of the non-routine nature of the matter. The election of directors (Proposal 1), the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 3) and the approval of the amendment to the Ribbon Communications Inc. Amended and Restated 2019 Incentive Awards Plan (Proposal 4) are “non-routine” matters for which brokers, banks and other nominees, under applicable stock exchange rules, may not exercise discretionary voting power without instructions from the beneficial owner, and therefore broker non-votes will not affect the outcome of the vote on these proposals. The ratification of the appointment of our independent registered public accounting firm (Proposal 2) is a “routine” matter for which brokers have discretionary authority to vote. Therefore, we do not expect any broker non-votes in connection with this proposal. Broker non-votes are counted as shares present for purposes of determining the presence of a quorum. Your vote is very important, whether you hold directly or through a broker, bank or other nominee. We encourage you to read this Proxy Statement and the 2021 Annual Report carefully and if you are a beneficial owner, please be sure to give voting instructions to your broker, bank or other nominee.

What happens if an incumbent director nominee fails to receive more “FOR” votes than “AGAINST” votes?
Our Corporate Governance Guidelines require that as a condition to being nominated by the Board for re-election as a director, each incumbent director must deliver to the Board an irrevocable resignation from the Board that will become effective if, and only if, both:
(i)
in the case of an uncontested election, such nominee does not receive more votes “FOR” his or her election than votes “AGAINST” such election, and

(ii)
the Board accepts such resignation.

The Board will decide (based on the recommendation of a committee of the Board) whether to accept the director’s resignation within 90 days after the election results are certified.
An incumbent director who does not receive the required vote in an uncontested election will continue to serve as a director while the Nominating and Corporate Governance Committee and the Board decide whether to accept or reject such director’s resignation. If the Board accepts such resignation, the Board may fill the remaining vacancy or may decrease the size of the Board in accordance with our by-laws. Our Corporate Governance Guidelines are posted on our website at www.ribboncommunications.com.

How can I attend the 2022 Annual Meeting?
In light of the continuing COVID-19 pandemic, as part of our effort to maintain a safe and healthy environment for our stockholders, directors, and members of management, the 2022 Annual Meeting will be held entirely online. Stockholders may participate in the 2022 Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/RBBN2022.
Whether you are a registered holder or if you hold your shares in “street name” through a broker, bank or other nominee, you will need to provide your name, email address, phone number and your 16-digit control number included in the Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form to enter the virtual meeting.
We encourage you to access the meeting prior to the start time. The online portal will open approximately 15 minutes before the start of the 2022 Annual Meeting.
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How can I vote during the 2022 Annual Meeting?
Please visit www.virtualshareholdermeeting.com/RBBN2022 in order to vote your shares during the 2022 Annual Meeting until the polls are closed. You will need your 16-digit control number in order to vote your shares. Your 16-digit control number can be found on your proxy card, Notice of Internet Availability of Proxy Materials or voting instruction form. For additional information regarding how to register for and attend the 2022 Annual Meeting, see “How can I attend the 2022 Annual Meeting?” above.

How can I vote my shares without attending the meeting?
If you are a stockholder of record, you may vote by proxy in any of the following ways:
Submit your proxy by mail
You may complete, date and sign the proxy card and mail it in the postage-prepaid envelope that you received. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you return. If you return the proxy card but do not give any instructions on a particular matter described in this Proxy Statement, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our Board.

Submit your proxy over the Internet
If you have Internet access, you may vote over the Internet at www.proxyvote.com by following the instructions set forth on your proxy card. If you submit your proxy over the Internet, it is not necessary to return your proxy card.

Submit your proxy using your mobile device
Scan the QR code to visit www.proxyvote.com on your mobile device
Submit your proxy by telephone
If you are located in the United States or Canada, you may vote by telephone by calling 1-800-690-6903 and following the instructions set forth on your proxy card. If you submit your proxy by telephone, it is not necessary to return your proxy card.

The ability to vote by telephone or over the Internet for stockholders of record will be available until 11:59 p.m., Eastern Daylight Time on May 24, 2022. In light of potential delays in mail service, we encourage stockholders to submit their proxy via telephone or online.

If your shares are held in the name of a broker, bank or other nominee, please follow the voting instructions on the forms you received from such broker, bank or other nominee.
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Who is serving as the Company’s inspector of elections?
Broadridge Financial Solutions, Inc. has been engaged as our independent inspector of elections to tabulate stockholder votes for the 2022 Annual Meeting.

How can I change my vote?
You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by signing and submitting a new proxy card with a later date, submitting a proxy by telephone or submitting a proxy over the Internet (your latest telephone or Internet proxy is counted), by giving written notice of revocation to our Corporate Secretary prior to the 2022 Annual Meeting or by attending the meeting and voting electronically. If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker. Attending the meeting by itself, however, will not revoke your proxy.

Why are you holding a virtual meeting?
Due to the continued public heath impact of the ongoing COVID-19 pandemic and as part of our effort to support the health and well-being of our stockholders, directors, members of management and employees who wish to attend the 2022 Annual Meeting, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the 2022 Annual Meeting so they can ask questions of our Board and/or management. You will be able to attend the 2022 Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/RBBN2022. You also will be able to vote your shares electronically at the 2022 Annual Meeting by following the instructions above.

What if during the check-in time or during the 2022 Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
If you encounter technical difficulties accessing the virtual 2022 Annual Meeting website, please call the technical support number that will be posted on the virtual meeting website.

Will there be a question-and-answer session during the Annual Meeting?
As part of the 2022 Annual Meeting, we intend to hold a live question and answer session, during which we expect to answer appropriate questions submitted during and in advance of the meeting that are pertinent to the Company and the meeting matters, as time permits.
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Stockholder Proposals for Inclusion in 2023 Proxy Statement
To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2023, stockholder proposals must be received at our principal executive offices no later than December 9, 2022, which is 120 calendar days before the date our proxy statement was released to our stockholders in connection with the 2022 Annual Meeting, and must otherwise comply with the rules promulgated by the SEC. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s annual meeting on May 25, 2022, then the deadline is a reasonable time before we begin to print and mail proxy materials.
Stockholder Nominations and Proposals for Presentation at 2023 Annual Meeting
According to our by-laws, we must receive proposals of stockholders and director nominations intended to be presented at the 2023 Annual Meeting but not included in the proxy statement by the close of business on February 24, 2023, but not before January 25, 2023, which is not later than the ninetieth (90th) day nor earlier than the one hundred twentieth (120th) day prior to the first anniversary of the date of the 2022 Annual Meeting. Such proposals must be delivered to the Corporate Secretary of the Company at our principal executive office. However, in the event the 2023 Annual Meeting is scheduled to be held on a date before April 25, 2023, or after August 3, 2023, which are dates 30 days before or 70 days after the first anniversary of our 2022 Annual Meeting, then your notice must be received by us at our principal executive office not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day before the scheduled date of such annual meeting or the 10th day after the day on which we first make a public announcement of the date of such annual meeting. Any proposals that are not made in accordance with the above standards may not be presented at the 2023 Annual Meeting.
Stockholders Sharing the Same Address
We have adopted a procedure called “householding.” Under this procedure, we are delivering only one copy of the Notice of Internet Availability of Proxy Materials or, if requested, printed proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards.
We will deliver promptly upon written or oral request a separate copy of the Notice of Internet Availability of Proxy Materials or, if requested, printed proxy materials, to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of these proxy materials, please submit your request to:

Broadridge Financial Solutions by calling 1-800-579-1639	or in writing addressed to: Ribbon Communications Inc. Attn: Investor Relations 6500 Chase Oaks Blvd., Suite 100 Plano, Texas 75023
If you are a holder of record and would like to revoke your householding consent and receive a separate copy of the Notice of Internet Availability of Proxy Materials or printed proxy materials in the future, or are currently receiving multiple copies and would like to receive only one copy, please contact:
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Broadridge Householding Department 51 Mercedes Way Edgewood, New York 11717	or by calling Broadridge Householding Department at: 1-866-540-7095
A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.
Form 10-K
Our Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 11, 2022, is being delivered without charge to stockholders in connection with this proxy solicitation. With the payment of an appropriate processing fee, we will provide copies of the exhibits to our Annual Report on Form 10-K. Please address all such requests to our principal executive offices:

Investor Relations Department Ribbon Communications Inc. Attn: Investor Relations 6500 Chase Oaks Blvd., Suite 100 Plano, Texas 75023
Other Matters
Our Board knows of no other matters to be submitted at the meeting and the deadline under our by-laws for submission of matters by stockholders has passed. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent in their discretion.
The accompanying proxy is solicited by and on behalf of our Board. We will pay the costs of soliciting proxies from stockholders. In addition to soliciting proxies by mail, by telephone and via the Internet, our directors, executive officers and other employees may solicit proxies, either personally or by other electronic means, on our behalf, without special compensation. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.
By Order of the Board of Directors, Patrick W. Macken Executive Vice President, Chief Legal Officer and Corporate Secretary
Plano, Texas April 8, 2022
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APPENDIX A
AMENDMENT NO. 1
TO THE RIBBON COMMUNICATIONS INC.
AMENDED AND RESTATED 2019 INCENTIVE AWARD PLAN
THIS AMENDMENT NO. 1 (this “Amendment”) to the Ribbon Communications Inc. Amended and Restated 2019 Incentive Award Plan (the “Plan”) is made as of March 31, 2022 by Ribbon Communications Inc., a Delaware corporation (the “Company”), to be effective as of the date of approval by the Company’s stockholders at its 2022 annual meeting of stockholders.
WHEREAS, the Company previously established the Plan to permit the Company to award to Eligible Individuals (as defined in the Plan) equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company's stockholders; and
WHEREAS, the Company’s Board of Directors (the “Board”) has determined that it is advisable and in the best interests of the Company and its stockholders to amend the Plan pursuant to Section 12(d) thereof to increase the aggregate number of shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”) available under the Plan.
NOW, THEREFORE, the Plan is hereby amended as follows:
1.
Section 4(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“(a) Number of Shares.   Subject to Section 4(b) and adjustment under Section 10, the aggregate number of shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”) reserved for Awards under the Plan shall be increased by an additional 10,000,000 shares of Common Stock, which will increase the number of shares of Common Stock authorized for Awards under the Plan from 15,551,611 shares of Common Stock to 25,551,611 shares of Common Stock. Notwithstanding anything to the contrary herein, no more than 25,551,611 shares of Common Stock may be issued as Incentive Stock Options (as defined below) under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares (if any).”
2.
Except as expressly set forth above, the terms and conditions of the Plan shall remain unchanged by this Amendment and the Plan shall remain in full force and effect in accordance with its original terms as amended.

3.
This Amendment is subject to approval by the stockholders of the Company at the 2022 annual meeting of the stockholders of the Company duly called for such purposes. The increase in the number of shares of Common Stock available for issuance may not be issued pursuant to the Plan unless and until such amendment is approved by the stockholders at the 2022 annual meeting of the stockholders of the Company.

Ribbon Communications Inc. 2022 Proxy Statement | A-1

ribbon

Ribbon Communications Inc.
6500 Chase Oaks Blvd, Suite 100
Plano, Texas 75023
(978) 614-8100
www.rbbn.com

RBBN | Nasdaq Listed

RIBBON COMMUNICATIONS INC. 6500 CHASE OAKS BLVD. SUITE 100PLANO, TX 75023 SCAN TOVIEW MATERIALS & VOTEVO BYm h B se the nternet to transmit your voting instructions and or electronic delivery o in ormation up until 11 5 P.M. Eastern ime on May , Have your proxy card inhand when you access the web site and ollow the instructions to obtain your records and to create an electronic voting instruction orm.During The Meeting - Go to i u l h h l m i g m/ BB 2022You may attend the meeting via the nternet and vote during the meeting. Have the in ormation that is printed in the box marked by the arrow available and ollow the instructions.VO BY PHO 1-800-690-6903 se any touch-tone telephone to transmit your voting instructions up until 11 5 P.M. Eastern ime on May , . Have your proxy card in hand when you call and then ollow the instructions.VO BY MA LMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: 1.Election of DirectorsNominees1a. Mariano S. de Beer ForAgainst Abstain000 The Board of Directors recommends you vote FOR proposals 2, 3 and 4.ForAgainst Abstain 1b. R. Stewart Ewing, Jr.1c. Bruns H. Grayson1d. Beatriz V. Infante1e. Bruce W. McClelland1f. Shaul Shani1g. Richard W. Smith1h. Tanya Tamone 000000000000000000000 2.To ratify the appointment of Deloitte & Touche LLP as Ribbon Communications' independent registered public accounting firm for the fiscal year ending December 31, 2022.3.To approve, on a non-binding, advisory basis, the compensation of Ribbon Communications' named executive officers as disclosed in the "Compensation Discussion and Analysis" section and the accompanying compensation tables and related narratives contained in the Proxy Statement.4.To approve an amendment to the Ribbon Communications Inc. Amended and Restated 2019 Incentive Award Plan to add additional shares.NOTE: In their discretion, the proxy holders are authorized to vote upon other business, if any, that may properly come before the meeting and any adjournments, continuations, or postponements thereof. 000000000 Please sign exactly as your name(s)
appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice, Proxy Statement and 2021 Annual Report are available at www.proxyvote.com Annual Meeting of StockholdersRIBBON COMMUNICATIONS INC.May 25, 2022 10:00 A.M. EDTThis proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) of Ribbon Communications Inc., a Delaware corporation, hereby acknowledge(s) receipt of the notice of Annual Meeting of Stockholders and ProxyStatement and hereby appoint(s) Bruce McClelland and Patrick Macken, or either of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of theundersigned, to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Ribbon Communications Inc. that the stockholder(s) is/areentitled to vote at the 2022 Annual Meeting of Stockholders (the "Annual Meeting") of Ribbon Communications Inc. to be held on Wednesday, May 25, 2022 at 10:00 A.M. EDT, atwww.virtualshareholdermeeting.com/RBBN2022, and at any adjournments, continuations, or postponements thereof.Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good causewill not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) onsuch other business as may properly be brought before the Annual Meeting or any adjournment, continuation or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted inaccordance with the Board of Directors’ recommendations.